MARKET VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2012, as amended September 13, 2012

          This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated May 1, 2012 (each a “Prospectus” and, together, the “Prospectuses”) for the Market Vectors ETF Trust (the “Trust”), relating to the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker

Market Vectors Africa Index ETF	NYSE Arca, Inc.	AFK
Market Vectors Agribusiness ETF	NYSE Arca, Inc.	MOO
Market Vectors Brazil Small-Cap ETF	NYSE Arca, Inc.	BRF
Market Vectors Coal ETF	NYSE Arca, Inc.	KOL
Market Vectors Colombia ETF	NYSE Arca, Inc.	COLX
Market Vectors Egypt Index ETF	NYSE Arca, Inc.	EGPT
Market Vectors Germany Small-Cap ETF	NYSE Arca, Inc.	GERJ
Market Vectors Global Alternative Energy ETF	NYSE Arca, Inc.	GEX
Market Vectors Gold Miners ETF	NYSE Arca, Inc.	GDX
Market Vectors Gulf States Index ETF	NYSE Arca, Inc.	MES
Market Vectors India Small-Cap Index ETF	NYSE Arca, Inc.	SCIF
Market Vectors Indonesia Index ETF	NYSE Arca, Inc.	IDX
Market Vectors Junior Gold Miners ETF	NYSE Arca, Inc.	GDXJ
Market Vectors Latin America Small-Cap Index ETF	NYSE Arca, Inc.	LATM
Market Vectors Oil Services ETF	NYSE Arca, Inc.	OIH
Market Vectors Poland ETF	NYSE Arca, Inc.	PLND
Market Vectors Rare Earth/Strategic Metals ETF	NYSE Arca, Inc	REMX
Market Vectors Russia ETF	NYSE Arca, Inc.	RSX
Market Vectors Russia Small-Cap ETF	NYSE Arca, Inc.	RSXJ
Market Vectors RVE Hard Assets Producers ETF	NYSE Arca, Inc.	HAP
Market Vectors Solar Energy ETF	NYSE Arca, Inc.	KWT
Market Vectors Steel ETF	NYSE Arca, Inc.	SLX
Market Vectors Uranium+Nuclear Energy ETF	NYSE Arca, Inc.	NLR
Market Vectors Vietnam ETF	NYSE Arca, Inc.	VNM

          A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted.

TABLE OF CONTENTS
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GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of 60 investment portfolios. This SAI relates to 24 investment portfolios, Market Vectors Africa Index ETF, Market Vectors Agribusiness ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Coal ETF, Market Vectors Egypt Index ETF, Market Vectors Colombia ETF, Market Vectors Germany Small-Cap ETF, Market Vectors Global Alternative Energy ETF, Market Vectors Gold Miners ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF, Market Vectors RVE Hard Assets Producers ETF, Market Vectors Solar Energy ETF, Market Vectors Steel ETF, Market Vectors Uranium+Nuclear Energy ETF and Market Vectors Vietnam ETF (each, a “Fund” and, together, the “Funds”). Each Fund is classified as a non-diversified management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, and generally (except for Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF and Market Vectors Vietnam ETF) in exchange for specified securities held by each Fund and a specified cash payment. Creation Units of Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF and Market Vectors Vietnam ETF are issued and redeemed principally for cash. The Shares of the Funds are listed on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 25,000 shares (with respect to Market Vectors Oil Services ETF) or 50,000 Shares of each other Fund.

          The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions.

INVESTMENT POLICIES AND RESTRICTIONS

General

          The Market Vectors India Small-Cap Index ETF seeks to achieve its investment objective by investing substantially all of its assets in a wholly-owned subsidiary in Mauritius, SCIF Mauritius, a private company limited by shares incorporated in Mauritius (the “Subsidiary”), that has the same investment objective as the Fund. Since the investment characteristics of the Fund will correspond directly to those of the Subsidiary (which is managed by and its decisions are taken by its independent Board of Directors), the following applies to both the Fund and the Subsidiary, as applicable, and except where otherwise indicated, this SAI uses the term “Fund” when referring to the Market Vectors India Small-Cap Index ETF to mean the Fund and/or the Subsidiary, as applicable.

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of the Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

          Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

          An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.

          Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

           The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

          Except as otherwise specified in the Funds’ Prospectuses or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. With respect to Market Vectors India Small-Cap ETF, under applicable Indian securities regulations, there are position limits on foreign institutional investor (“FII”) investments in index futures and index futures contracts on a particular underlying index. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When a Fund has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position, as part of a complex stock replication strategy the Fund will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Warrants and Subscription Rights

          Warrants are equity securities in the form of options issued by a corporation which give the holder the right to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

          A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

          The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Convertible Securities

          A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

          A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

          All Funds. Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

          Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

           Market Vectors India Small-Cap Index ETF only. As per the Securities and Exchange Board of India (“SEBI”) disclosure norms governing issuance of offshore derivative instruments (including P-Notes or such other derivative instruments whose value is directly linked to underlying Indian securities) by any FII, an FII is required to disclose to SEBI, on a monthly basis in a prescribed format details of such instruments which include the names and the locations of persons to whom the offshore derivative instruments are issued; the nature and type of investors; the quantity and value of the offshore derivative instruments; and the underlying Indian securities. Information for each month has to be submitted within seven days following the end of the calendar month. In light of the above, if any FII or its clients issue any offshore derivative instrument, the details of such investors will have to be disclosed by the FII and accordingly will be required to file such disclosure with SEBI. FIIs that do not have any outstanding offshore derivatives are not required to make such filing. FIIs are allowed to issue participatory notes and offshore derivate instruments to those entities that are regulated by an appropriate regulatory authority in the countries of their incorporation or establishment. SEBI has prohibited the issuance of participatory notes by sub-accounts of FIIs. FIIs are also not permitted to issue, subscribe for or purchase any offshore derivative instruments, directly or indirectly, to or from, Indian residents or non-resident Indians.

SEBI Takeover Regulations (Market Vectors India Small-Cap Index ETF Only)

          Under the provisions of the SEBI (Substantial Acquisition of Shares and Takeovers) Regulations, 2011 (“Takeover Code”), any acquirer who holds, together with persons acting in concert with him, 5% or more of the shares or voting rights of a listed public Indian company, is required to notify the company and the stock exchanges on which the shares of such company are listed about its holding within the prescribed time period. Furthermore, any acquirer who holds, together with persons acting in concert with him, 5% or more of shares or voting rights is required to inform the company and the stock exchange about any change in its holding by 2% or more of the shares or voting rights in the target company.

          Upon the acquisition of 25% or more of shares or voting rights or an acquisition of control of the company, whether directly or indirectly, the acquirer is required to make an open offer to the other shareholders offering to purchase at least 26% of all the outstanding shares of the company at an offer price as determined pursuant to the provisions of the Takeover Code (“Open Offer”). Further, under the provisions of the Takeover Code, any existing shareholder of a listed public Indian company, holding 25% or more but less than 75% of the shares of the company, is entitled to acquire up to 5% voting rights of the company, in any financial year ending March 31 without making a public offer for such an acquisition.

          There are certain exemptions under the Takeover Code from the public offer provisions in certain specific instances such as an inter se transfer of shares amongst the persons named as promoters in the shareholding pattern filed by the target company in terms of the listing agreement or the Takeover Code for not less than three years prior to the proposed acquisition and transfer of shares pursuant to arrangement involving the target company as a transferor company or as a transferee company, or reconstruction of the target company, including amalgamation, merger or demerger, pursuant to an order of a court or a competent authority under any law or regulation, Indian or foreign. The Subsidiary may invest through subscription of shares under the preferential route or purchase of shares from existing promoters or shareholders in which case, it would be required to comply with the public offer provisions of the Takeover Code if the post-acquisition holding of the Subsidiary is in excess of the prescribed thresholds.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Board and the Board of Directors of the Subsidiary (to the extent that such restrictions are applicable to the Market Vectors India Small-Cap Index ETF) have adopted the following investment restrictions as fundamental policies with respect to each Fund and the Subsidiary, respectively. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Similar voting requirements apply with respect to a change in the fundamental investment policies of the Subsidiary. If the Market Vectors India Small-Cap Index ETF, as an investor in the Subsidiary, is requested to vote on a change in the fundamental investment policies of the Subsidiary, the Fund will either call a meeting of its shareholders and will vote its shares in the Subsidiary in accordance with instructions it receives from its shareholders or otherwise vote as required under the 1940 Act. Under these restrictions:

1.

Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

Each Fund, except Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF and Market Vectors Russia Small-Cap ETF may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.

Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.

Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.

Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities. In addition, Market Vectors Gold Miners ETF may invest up to 25% of its total assets in gold and silver coins, which are legal tender in the country of issue and gold and silver bullion, and palladium and platinum group metals bullion; or

8.

Each Fund, except Market Vectors Colombia ETF and Market Vectors Oil Services ETF, may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. With respect to each of Market Vectors Colombia ETF and Market Vectors Oil Services ETF, the Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.

Invest in securities which are “illiquid” securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Make short sales of securities.

3.

Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.

Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

5.

Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          Each Fund may invest in securities not included in its respective index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not the Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its Index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

          The Adviser is registered as an FII with the SEBI, and the Subsidiary is registered as a sub-account with the SEBI in order to obtain certain benefits relating to the Market Vectors India Small-Cap Index ETF’s ability to make and dispose of investments. Investments under SEBI (Foreign Institutional

Investors) Regulations, 1995 (“FII Regulations”) and Foreign Exchange Management (transfer or issue of security by a person resident outside India) Regulations, 2000 are permitted only in the following:

•

securities in the primary and secondary markets including shares, debentures and warrants (as per the applicable Consolidated Foreign Direct Investment Policy) of companies unlisted, listed or to be listed on a recognized stock exchange in India;

•

units of schemes floated by domestic mutual funds including Unit Trust of India, whether listed on a recognized stock exchange in India or not or units of a scheme floated by a Collective Investment Scheme;

•	dated government securities;

•	derivatives traded on a recognized stock exchange;

•	commercial paper;

•	security receipts of asset reconstruction companies; and

•	Indian Depository Receipts.

          In certain instances FIIs may invest in primary issuances of non-convertible debentures by an Indian company if the listing of such securities is committed to be done within 15 days of such investment.

          Further, FIIs are allowed to engage in delivery based trading and short selling including execution of trades involving derivatives on a recognized stock exchange. FIIs are allowed to tender their shares in case of an open offer following the takeover bid by an acquirer. FIIs are also permitted to take forward cover on their equity and debt exposure to mitigate against currency fluctuations.

          FIIs which have issued derivative instruments based on underlying Indian securities such as P-Notes and any other equivalent instrument are required to make a monthly disclosure to the SEBI as regards the details of the instrument as well as the ultimate investor in such instruments.

          The extent to which percentage positions may be taken in index options and index futures by the Subsidiary would be restricted to the limits prescribed by applicable regulators from time to time. Separately, following are the regulatory positions that the Adviser (as an FII) and the Subsidiary (as a sub-account) would have to observe under the applicable provisions of the securities laws of India:

          The aggregate FII holding in any Indian company cannot exceed 24% of the entire paid-up equity capital of that company which limit can be further extended to the applicable foreign investment limit in a specific sector if the shareholders of a company pass a special resolution to that effect. Further, no single FII or its sub-accounts (provided such sub-account is broad based) can hold more than 10% of the total paid-up equity capital of an Indian company. Further, in the case of foreign corporations or individuals, each of such sub-account cannot invest more than 5% of the total paid-up equity capital of an Indian company.

          In addition, currently the overall limit for FIIs and sub-accounts registered with SEBI for investing in corporate debt market is $20 billion, with an additional $25 billion available for investing in corporate bonds issued by companies in the infrastructure sector (as defined under the “External Commercial Borrowings” guidelines issued by the RBI). At present, FIIs and their sub-accounts can only invest in listed or to-be-listed debt instruments; however, they can invest in unlisted bonds issued by companies in the infrastructure sectors, which are organized in the form of special purpose vehicles. Further, SEBI has recently permitted non-banking financial companies categorized as Infrastructure

Finance Companies by the RBI to act as eligible issuers for the purposes of FII investment under the corporate debt long-term infrastructure category.

          The aggregate debt investments by FIIs in government securities and treasury bills are capped at $15 billion of which $5 billion is for securities with residual maturity more than five years. Investment by FIIs/ sub-account in debt oriented mutual fund scheme shall be considered as investment in corporate debt.

          The debt limits are allocated to the FII or sub-accounts in an open bidding platform or on “first come first serve” basis as periodically notified by SEBI with the exception of Long Term Infrastructure bonds with a residual maturity of 3 years or more. FIIs/sub-accounts can avail themselves of the debt limits under the corporate bonds long term infrastructure category which have an initial maturity of 5 years or more at the time of issue and residual maturity of 3 years at the time of first purchase by an FII without obtaining SEBI approval until the overall FII investment reaches $15.3 billion. After reaching this limit, the bidding process is initiated for allocation of remaining limits. Beginning January 3, 2012, the debt limits acquired by an FII expire on sale or maturity of the debt investments and the FII is required to obtain the limits again through the bidding process or first come first serve basis.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

          Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

          In the event that the securities in a Fund’s Index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of a Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

          Pursuant to a claim for exemption filed with the Commodity Futures Trading Commission (“CFTC”) on behalf of the Funds, neither the Funds nor the Trust are deemed to be a “commodity pool” or “commodity pool operator” (“CPO”), respectively, under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a “commodity trading advisor” with respect to its services as an investment adviser to each Fund. In February 2012, however, the CFTC adopted certain regulatory changes that will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations.

          With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser were required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

          Shares are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which a Fund’s Index is highly concentrated. In addition, because it is the policy of each Fund to generally invest in the securities that comprise its respective Index, the portfolio of securities held by such Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

Risks Relating to Market Vectors India Small-Cap Index ETF

          Tax Risks. The taxation of income and capital gains of the Market Vectors India Small-Cap Index ETF is subject to the fiscal laws and practices of different jurisdictions. Any of those jurisdictions may change their fiscal laws and practices (or interpretation thereof) and enforcement policies, possibly with retroactive effect. The Market Vectors India Small-Cap Index ETF’s investment in the Subsidiary involves certain tax risks. Changes to the Double Taxation Avoidance Agreement between Mauritius and India (or its interpretation) may adversely affect the ability of the Subsidiary to realize efficiently income or capital gains. Consequently, it is possible that Subsidiary may face unfavorable tax treatment, which may materially adversely affect the value of its investments or the feasibility of making investments in India.

          Proposed budget legislation in India (the “2012 Finance Bill”) proposes to implement a general anti-avoidance provision (“GAAR”). GAAR would be applicable where the main purpose of an arrangement is tax avoidance. GAAR provisions empower the tax authorities to declare any arrangement as an “impermissible avoidance arrangement,” provided the same has been entered into with the main objective of obtaining tax benefit under specified circumstances. The specific rules relating to invocation of GAAR by the Revenue authorities are yet to be notified. If the Indian tax authorities were to apply the GAAR to the Subsidiary, this could result in the benefits under the tax treaty being denied to the Subsidiary, and consequently have an adverse impact on the taxability of the Fund’s structure. In a recent case of a cross border acquisition transaction involving the transfer of shares of a non-resident company holding underlying shares in an Indian company to another non-resident company, the Indian Supreme Court held that the transfer of offshore assets ordinarily would not attract Indian tax liability. However, the 2012 Finance Bill in its current form includes a proposal to retrospectively overrule this decision and tax indirect transfers of Indian entities by non-residents.

          Further, the Government of India has recently issued a Direct Tax Code Bill (“DTC”) for discussion purposes, which if enacted will replace the existing Income Tax Act, 1961. The provisions of the new Direct Tax Code, if enacted, could change the manner in which the Subsidiary or the portfolio companies are currently taxed in India, and could adversely impact the returns to the Market Vectors India Small-Cap Index ETF and its shareholders. Hence, no assurance can be given that the interpretations described in this discussion will remain in effect. Any changes could also be applied retroactively. Prospective investors are urged to consult their own tax advisors with respect to their own tax situations and the tax consequences of an investment in the Fund. The Mauritius legal framework under which the Subsidiary will invest in India may undergo changes in the future, which could impose additional costs or burdens on its operations. Future changes to Mauritius or Indian Law, or the India-Mauritius Tax Treaty or the interpretations given to them by regulatory or tax authorities may impose additional costs or obligations on the Subsidiary’s activities in Mauritius. Significant adverse tax consequences may result if the Subsidiary does not qualify for the benefits under the India-Mauritius Tax Treaty. There can be no assurance that the Subsidiary will continue to qualify for or receive the benefits of the India-Mauritius Tax Treaty or that the terms of the India-Mauritius Tax Treaty will not be changed.

          Limitations on the Subsidiary’s Ability to Make Distributions or Pay Redemption Proceeds to the Fund. The Subsidiary is regulated by the Mauritius Financial Services Commission (“FSC”) which has issued a Category 1 Global Business License to the Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007 (the “Financial Services Act”). Pursuant to the Mauritius Companies Act 2001 (the “Companies Act”), the Subsidiary can only make a distribution or pay the redemption proceeds upon a redemption of shares if it satisfies the solvency test prescribed under the Companies Act immediately after such distribution or redemption. Consequently, the stated capital of the Subsidiary must be taken into account and a positive net balance is required. In addition, the Subsidiary may only pay dividends out of retained earnings after having made good any accumulated losses at the beginning of the accounting period. The above limitations may adversely affect the ability of the Subsidiary and the Market Vectors India Small-Cap Index ETF to make distributions or pay the redemption proceeds to the investors.

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectuses.

          The Shares of each Fund are traded in the secondary market at prices that may differ to some degree from their NAV. The Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Funds is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

          As in the case of other securities traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the Exchange is approximately consistent with the current value of the assets of the Funds on a per Share basis, an updated Indicative Per Share Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Indicative Per Share Portfolio Values are disseminated every 15 seconds during regular Exchange trading hours based on the most recently reported prices of Fund Securities. As the respective international local markets close, the Indicative Per Share Portfolio Value will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The Funds are not involved in or responsible for the calculation or dissemination of the Indicative Per Share Portfolio Value and make no warranty as to the accuracy of the Indicative Per Share Portfolio Value.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

          The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation, and Van Eck Absolute Return Advisers Corporation. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

          The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

David H. Chow, 54*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (strategy consulting firm), March 1999 to present.	60

Director, Audit Committee Chairman and Compensation Committee member, Forward Management, LLC, May 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee; Secretary and Board Member of the Stamford CFA Society.

R. Alastair Short, 59*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	70	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Richard D. Stamberger, 53*†	Trustee	Since 2006	President and CEO, SmartBrief, Inc. (media company).	70	None.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Jan F. van Eck, 48[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	60	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

          The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Russell G. Brennan, 47	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)

Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Eduardo Escario, 36	Vice President	Since 2012

Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).

Lars Hamich, 43	Vice President	Since 2012

Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).

Susan C. Lashley, 57	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the Adviser and VEARA (since December 2006) and of VESC (since August 2008); Vice President of the Adviser, VEARA and VESC; Treasurer (April 2005 – December 2006); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2006

Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEARA (since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 2006

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.

          The Board of the Trust met five times during the fiscal year ended December 31, 2011.

           The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2011.

          The Board also has a Nominating and Corporate Governance Committee consisting of three Independent Trustees. Messrs. Chow, Short and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2011.

          The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

          As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-

effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

          The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

          Except as follows, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of May 1, 2012. The following Trustees and/or officers beneficially own 1% or more of a Fund’s Shares, as noted below:

Fund Name	Name of Beneficial Owner	Number of Shares	Percent of Fund

Market Vectors Colombia ETF	Jan van Eck	2,000	2.00%
Market Vectors Germany Small-Cap ETF	Jan van Eck	2,000	1.33%

          The general management of the Subsidiary is the responsibility of its Board of Directors, a majority of which are also Trustees of the Trust.

          For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Africa Index ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Agribusiness ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Brazil Small-Cap ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Coal ETF (As of December 31, 2011)

David H. Chow	None	Over $100,000	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	$10,001 – $50,000	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Colombia ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Egypt Index ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Germany Small-Cap ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Global Alternative Energy ETF (As of December 31, 2011)

David H. Chow	None	None	None	Over $100,000
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	$10,001 – $50,000	$1 – $10,000	$10,001 – $50,000	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Gold Miners ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Gulf States Index ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors India Small-Cap Index ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Indonesia ETF (As of December 31, 2011)

David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	$50,001 – $100,000	None	None	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Junior Gold Miners ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Latin America Small-Cap Index ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Oil Services ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Poland ETF (As of December 31, 2011)

David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Rare Earth/Strategic Metals ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Russia ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Russia Small- Cap ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors RVE Hard Assets Producers ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Solar Energy ETF (As of December 31, 2011)

David H. Chow	None	None	None	None	None
R. Alastair Short	None	None	None	None	None
Richard D. Stamberger	None	None	None	$10,001 – $50,000	None
Jan F. van Eck	None	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in Market Vectors Steel ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Uranium+Nuclear Energy ETF (As of December 31, 2011)	Dollar Range of Equity Securities in Market Vectors Vietnam ETF (As of December 31, 2011)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2011)

David H. Chow	Over $100,000	None	None	Over $100,000
R. Alastair Short	None	None	None	Over $100,000
Richard D. Stamberger	None	None	None	Over $100,000
Jan F. van Eck	None	None	None	Over $100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          The Trust pays each Independent Trustee an annual retainer of $40,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $42,875, the Chairman of the Audit Committee an annual retainer of $18,375 and the Chairman of the Governance Committee an annual retainer of $12,250. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended December 31, 2011. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses(2)	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee(2)

David H. Chow	$180,375	$172,875	N/A	N/A	$180,375
R. Alastair Short	$155,875	$0	N/A	N/A	$255,875
Richard D. Stamberger	$149,750	$78,625	N/A	N/A	$259,750
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of Van Eck Funds, Van Eck VIP Trust and the Trust.
(2)	Because the funds of the Fund Complex have different fiscal year ends, the amounts shown are presented on a calendar year basis.
(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund on the day that the Personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an initial public offering or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Management of the Funds.”

Investment Adviser

          Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment adviser to Market Vectors Gold Miners ETF pursuant to the Investment Management Agreement between Market Vectors Gold Miners ETF and the Adviser (the “Gold Miners Investment Management Agreement”) and also serves as investment adviser to each of the other Funds pursuant to an investment management agreement between the Trust and the Adviser (the “Trust Investment Management Agreement” and, together with the Gold Miners Investment Management Agreement, the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds. All investment decisions relating to the Market Vectors India Small-Cap Index ETF will be made outside of India.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under each Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of 0.35% for Market Vectors Oil Services ETF and 0.50% for each other Fund. From time to time, the Adviser may waive all or a portion of its fees. Until at least May 1, 2013, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% (with respect to Market Vectors Oil Services ETF), 0.53% (with respect to Market Vectors Gold Miners ETF), 0.55% (with respect to Market Vectors Germany Small-Cap ETF and Market Vectors Steel ETF), 0.56% (with respect to Market Vectors Agribusiness ETF), 0.57% (with respect to Market Vectors Rare Earth/Strategic Metals ETF), 0.59% (with respect to Market Vectors Brazil Small-Cap ETF, Market Vectors Coal ETF, Market Vectors Junior Gold Miners ETF and Market Vectors Indonesia Index ETF), 0.62% (with respect to Market Vectors Global Alternative Energy ETF, Market Vectors Russia ETF and Market Vectors Uranium+Nuclear Energy ETF), 0.63% (with respect to Market Vectors Latin America Small-Cap Index ETF), 0.65% (with respect to Market Vectors RVE Hard Assets Producers ETF, Market Vectors Poland ETF and Market Vectors Solar Energy ETF), 0.67% (with respect to Market Vectors Russia Small-Cap ETF), 0.75% (with respect to Market Vectors Colombia ETF), 0.76% (with respect to Market Vectors Vietnam ETF), 0.83% (with respect to Market Vectors Africa Index ETF), 0.85% (with respect to Market Vectors India Small-Cap Index ETF), 0.94% (with respect to Market Vectors Egypt Index ETF) and 0.98% (with respect to Market Vectors Gulf States Index ETF) of its average daily net assets per year. Offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Fund to be listed on an exchange.

          The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended December 31, 2009, 2010 and 2011, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Management Fees Paid During the Fiscal Year Ended December 31,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended December 31,			Date of Commencement of Operations of the Fund

Fund	2009	2010	2011	2009	2010	2011

Market Vectors Africa Index ETF	$94,606	$312,149	$489,449	$110,325	$73,866	$255,310	07/10/08
Market Vectors Agribusiness ETF	$6,451,161	$9,683,678	$23,868,561	$0	$0	$0	08/31/07
Market Vectors Brazil Small-Cap ETF	$892,535	$4,043,084	$4,210,428	$0	$0	$0	05/12/09
Market Vectors Coal ETF	$1,306,388	$1,729,384	$2,821,866	$0	$0	$0	01/10/08
Market Vectors Colombia ETF	N/A	N/A	$7,568	N/A	N/A	$148,784	03/14/11
Market Vectors Egypt Index ETF	N/A	$20,296	$242,894	N/A	$130,810	$126,449	02/16/10
Market Vectors Germany Small-Cap ETF	N/A	N/A	$10,490	N/A	N/A	$169,345	04/04/11
Market Vectors Global Alternative Energy ETF	$1,045,995	$817,023	$578,652	$15,372	$0	$64,005	05/03/07
Market Vectors Gold Miners ETF	$22,155,522	$33,219,788	$39,091,618	$0	$0	$0	05/16/06
Market Vectors Gulf States Index ETF	$32,894	$57,595	$106,866	$240,048	$179,830	$203,462	07/22/08
Market Vectors India Small-Cap Index ETF	N/A	$57,777	$256,724	N/A	$69,625	$443,121	08/24/10
Market Vectors Indonesia Index ETF	$339,351	$2,240,640	$2,673,772	$6,597	$0	$157,648	01/15/09
Market Vectors Junior Gold Miners ETF	$321,201	$6,267,896	$11,145,027	$0	$0	$0	11/10/09
Market Vectors Latin America Small-Cap Index ETF	N/A	$36,328	$115,797	N/A	$163,813	$159,600	04/06/10
Market Vectors Oil Services ETF	N/A	N/A	$116,075	N/A	N/A	$32,993	12/20/11
Market Vectors Poland ETF	$2,421	$160,029	$301,586	$31,708	$86,288	$138,891	11/24/09
Market Vectors Rare Earth/Strategic Metals ETF	N/A	$106,254	$1,826,910	N/A	$12,115	$73,811	10/27/10
Market Vectors Russia ETF	$3,957,791	$9,423,905	$13,728,118	$782,094	$1,060,310	$8,462	04/24/07
Market Vectors Russia Small-Cap ETF	N/A	N/A	$12,632	N/A	N/A	$160,450	04/13/11
Market Vectors RVE Hard Assets Producers ETF	$261,215	$628,117	$1,118,294	$173,336	$0	$55,038	08/29/08
Market Vectors Solar Energy ETF	$127,023	$136,508	$125,692	$75,854	$71,951	$102,783	04/21/08
Market Vectors Steel ETF	$1,042,654	$1,668,464	$1,098,009	$75,361	$8,094	$51,587	10/10/06
Market Vectors Uranium+Nuclear Energy ETF	$763,227	$920,067	$864,118	$0	$0	$21,851	08/13/07
Market Vectors Vietnam ETF	$105,980	$725,796	$1,294,279	$0	$108,555	$241,413	08/11/09

          Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Subsidiary Investment Management Agreement. The Adviser provides an investment program for the Subsidiary and manages the investment of the Subsidiary’s assets under the overall supervision of the Board of Directors of the Subsidiary. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser does not receive any fees from the Subsidiary. The Subsidiary Investment Management Agreement continues in effect until June 30, 2012, and thereafter only if approved annually by the Board of Directors of the Subsidiary.

          The Subsidiary Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Subsidiary by the Board of Directors of the Subsidiary, the Trust’s Independent Trustees or by vote of the holders of a majority of the Subsidiary’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Subsidiary. Pursuant to the Subsidiary Investment Management Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Subsidiary in connection with the performance of the Subsidiary Investment Agreement, except a loss resulting from willful misfeasance, bad faith, fraud or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting (only with respect to Market Vectors Gold Miners ETF), bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Mauritius Administrator

          Multiconsult Limited, located at Rogers House, 5 President John Kennedy St., Port-Louis, Mauritius, serves as the Subsidiary’s Mauritius administrator. The Subsidiary pays Multiconsult Limited a fee for its services and for preparing management accounts; acting as registrar in relation to the shares of the Subsidiary; organizing board and shareholder meetings and keeping minutes and the statutory books and records of the Subsidiary in order to comply with requirements of the Mauritian Company Law and the Financial Services Commission of Mauritius; preparing and filing certain regulatory filings; and providing taxation and regulatory advisory services. The Subsidiary also reimburses Multiconsult Limited for all reasonable out-of-pocket expenses reasonably incurred by it in the performance of its duties.

Custodian and Transfer Agent

          The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Funds and the Subsidiary pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ and the Subsidiary’s assets. The Bank of New York serves as each Fund’s transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds, except for Market Vectors Gold Miners ETF, pursuant to a fund accounting agreement. The Adviser pays a portion of the fee that it receives from Market Vectors Gold Miners ETF to The Bank of New York for providing fund accounting services to Market Vectors Gold Miners ETF.

The Distributor

          Van Eck Securities Corporation (the “Distributor”) is the principal underwriter and distributor of Shares. Its principal address is 335 Madison Avenue, New York, New York 10017 and investor information can be obtained by calling 1-888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider

          The Market Vectors® Brazil Small-Cap Index (the “Brazil Small-Cap Index”), Market Vectors® Colombia Index (the “Colombia Index”), Market Vectors® Egypt Index (the “Egypt Index”), Market

Vectors® India Small-Cap Index (the “India Small-Cap Index”), Market Vectors® Junior Gold Miners Index (the “Junior Gold Miners Index”), Market Vectors® Indonesia Index (the “Indonesia Index”), Market Vectors® Rare Earth/Strategic Metals Index (the “Rare Earth/Strategic Metals Index”), Market Vectors® Latin America Small-Cap Index (the “LatAm Small-Cap Index”), Market Vectors® US Listed Oil Services 25 Index (the “Oil Services Index”), Market Vectors® Poland Index (the “Poland Index”) and Market Vectors® Vietnam Index (the “Vietnam Index”) are published by Market Vectors Index Solutions GmbH (“MVIS”), which is a wholly owned subsidiary of the Adviser. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as index provider to certain Funds, the Adviser has retained an unaffiliated third party to calculate each Index that is published by MVIS described herein, Structured Solutions AG (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology, will calculate, maintain and disseminate these indices on a daily basis. The Adviser will monitor the results produced by the Calculation Agent to help ensure that these indices are being calculated in accordance with the rules-based methodology. In addition, the Adviser and MVIS have established policies and procedures designed to prevent non-public information about pending changes to these indices from being used or disseminated in an improper manner. Furthermore, the Adviser and MVIS have established policies and procedures designed to prevent improper use and dissemination of non-public information about the applicable Funds’ portfolio strategies and to prevent the applicable Funds’ portfolio managers from having any influence on the construction of the applicable Index methodology.

Other Accounts Managed by the Portfolio Managers

          As of the date indicated below, Messrs. Liao and Cao managed the following other accounts:

	Other Accounts Managed (As of December 31, 2011)			Accounts with respect to which the advisory fee is based on the performance of the account

Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Hao-Hung (Peter) Liao	Registered investment companies	34	$22.065 billion	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

George Cao	Registered investment companies	34	$22.065 billion	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

          Although the funds in the Trust that are managed by Messrs. Liao and Cao may have different investment strategies, each has an investment objective of seeking to replicate, before fees and expenses, its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Liao and Cao or the Adviser.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          The portfolio holdings of Messrs. Liao and Cao, as of December 31, 2011 are shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Peter Liao
Market Vectors Africa Index ETF	X
Market Vectors Agribusiness ETF		X
Market Vectors Brazil Small-Cap ETF	X
Market Vectors Coal ETF		X
Market Vectors Colombia ETF	X
Market Vectors Egypt Index ETF	X
Market Vectors Germany Small- Cap ETF	X
Market Vectors Global Alternative Energy ETF		X
Market Vectors Gold Miners ETF			X
Market Vectors Gulf States Index ETF		X
Market Vectors India Small-Cap Index ETF	X
Market Vectors Indonesia Index ETF		X

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Market Vectors Junior Gold Miners ETF	X
Market Vectors Latin America Small-Cap Index ETF	X
Market Vectors Oil Services ETF	X
Market Vectors Poland ETF		X
Market Vectors Rare Earth/Strategic Metals ETF	X
Market Vectors Russia ETF		X
Market Vectors Russia Small-Cap ETF	X
Market Vectors RVE Hard Assets Producers ETF	X
Market Vectors Solar Energy ETF	X
Market Vectors Steel ETF	X
Market Vectors Uranium+Nuclear Energy ETF		X
Market Vectors Vietnam ETF	X
George Cao
Market Vectors Africa Index ETF	X
Market Vectors Agribusiness ETF			X
Market Vectors Brazil Small-Cap ETF	X
Market Vectors Coal ETF	X
Market Vectors Colombia ETF		X
Market Vectors Egypt Index ETF	X

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000

Market Vectors Germany Small- Cap ETF	X
Market Vectors Global Alternative Energy ETF	X
Market Vectors Gold Miners ETF	X
Market Vectors Gulf States Index ETF	X
Market Vectors India Small-Cap ETF	X
Market Vectors Indonesia Index ETF	X
Market Vectors Junior Gold Miners ETF	X
Market Vectors Latin America Small-Cap Index ETF	X
Market Vectors Oil Services ETF	X
Market Vectors Poland ETF	X
Market Vectors Rare Earth/Strategic Metals ETF	X
Market Vectors Russia ETF	X
Market Vectors Russia Small-Cap ETF	X
Market Vectors RVE Hard Assets Producers ETF	X
Market Vectors Solar Energy ETF	X
Market Vectors Steel ETF	X
Market Vectors Uranium+Nuclear Energy ETF	X
Market Vectors Vietnam ETF	X

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to seek best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended December 31, 2009, 2010 and 2011, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended December 31,			Date of Commencement of Operations of the Fund

Fund	2009	2010	2011

Market Vectors Africa Index ETF	$144,870	$312,268	$255,908	07/10/08
Market Vectors Agribusiness ETF	$629,412	$1,345,575	$1,595,163	08/31/07
Market Vectors Brazil Small-Cap ETF	$943,802	$525,846	$1,231,940	05/12/09
Market Vectors Coal ETF	$186,165	$147,740	$383,122	01/10/08
Market Vectors Colombia ETF	N/A	N/A	$1,871	03/14/11
Market Vectors Egypt Index ETF	N/A	$39,856	$327,736	02/16/10
Market Vectors Germany Small-Cap ETF	N/A	N/A	$768	04/04/11
Market Vectors Global Alternative Energy ETF	$144,603	$60,310	$42,527	05/03/07
Market Vectors Gold Miners ETF	$1,005,913	$400,287	$1,037,859	05/16/06
Market Vectors Gulf States Index ETF	$33,534	$54,747	$66,520	07/22/08
Market Vectors India Small-Cap Index ETF	N/A	$60,574	$77,239	08/24/10
Market Vectors Indonesia Index ETF	$31,478	$249,268	$178,448	01/15/09
Market Vectors Junior Gold Miners ETF	$163,323	$887,396	$1,936,926	11/10/09
Market Vectors Latin America Small-Cap Index ETF	N/A	$20,765	$25,291	04/06/10
Market Vectors Oil Services ETF	N/A	N/A	$0	12/20/11
Market Vectors Poland ETF	$856	$18,881	$31,714	11/24/09
Market Vectors Russia ETF	$724,884	$22,740	$1,316,326	04/24/07
Market Vectors Russia Small-Cap ETF	N/A	N/A	$3,326	04/13/11
Market Vectors Rare Earth/Strategic Metals ETF	N/A	$960,568	$198,464	10/27/10
Market Vectors RVE Hard Assets Producers ETF	$20,367	$32,925	$47,554	08/29/08
Market Vectors Solar Energy ETF	$17,566	$15,044	$14,059	04/21/08
Market Vectors Steel ETF	$67,277	$73,635	$8,852	10/10/06
Market Vectors Uranium+Nuclear Energy ETF	$87,492	$100,931	$126,781	08/13/07
Market Vectors Vietnam ETF	$191,675	$433,410	$512,581	08/11/09

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

          A “Business Day” with respect to the Funds is any day on which the NYSE is open for business. As of the date of each Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units of a Fund (except Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF and Market Vectors Vietnam ETF) generally consists of the in-kind deposit of a designated portfolio of equity securities (the “Deposit Securities”) that comprise each Fund’s Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by a Fund, of cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. Due to various legal and operational constraints in certain countries in which Market Vectors Africa Index ETF, Market Vectors Brazil Small-Cap ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Gulf States Index ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Latin America Small-Cap Index ETF and Market Vectors Vietnam ETF invest, Creation Units of these Funds are issued principally for cash. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

          The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

          In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.”

          All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant. All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e., a Creation Unit). All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on NYSE Arca (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

          Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

          Orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process

          Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

          The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

          Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

          Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

          The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian will cause the subcustodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

          Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

          Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $1,000 ($600 with respect to the Market Vectors Poland ETF) payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee will be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See, with respect to each Fund, the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Fund” in each Fund’s Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of a Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund Shares on a Business Day represent 25% or more of the outstanding Shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form. Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

          The basic redemption transaction fee of $1,000 ($600 with respect to the Market Vectors Poland ETF) is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a

Fund) may also be imposed to compensate the applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process

          Orders to redeem Creation Units of the Funds through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of the Funds using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Funds using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

          Orders to redeem Creation Units of the Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

          Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not they otherwise permit or require cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

          In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

          Deliveries of redemption proceeds generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

          The Market Vectors India Small-Cap Index ETF generally intends to effect creation transactions of Creation Units on the Business Day after the trade date (“T+1”) and settle redemption transactions of cash on the fourth Business Day following the trade date (“T+4”). The Fund may effect deliveries of Creation Units and redemption cash on a basis other than T+1 or T+4, as the case may be, in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Fund, the ability of the Trust to effect in-kind creations and redemptions within T+1 and T+4, respectively, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

          The holidays applicable to the Foreign Funds are listed below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. The dates in calendar years 2012 and 2013 in which the regular holidays affect the relevant securities markets of the below listed countries are as follows (the following holiday schedule is subject to potential changes in the securities market):

2012
ARGENTINA
March 24	May 1	August 20	December 25
April 2	May 25	October 15	December 31
April 5	June 18	December 8
April 6	July 9	December 24

AUSTRALIA
January 2	April 9	June 11	October 8	December 26
January 26	April 10	August 6	November 6	December 31
March 12	May 7	August 15	December 24
April 6	June 4	October 1	December 25

AUSTRIA
January 6	May 17	October 26	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24
May 1	August 15	December 25

BAHRAIN
February 4	August 20	November 14	December 17
May 1	October 25	November 22
August 18	October 26	November 23
August 19	October 27	December 16

BELGIUM
April 6	May 18	December 25
April 9	May 28	December 26
May 1	August 15
May 17	November 1

BERMUDA
January 1	July 28	December 25
April 6	September 4	December 26
May 21	October 9
July 27	November 11

BRAZIL
January 20	April 6	October 12	December 24
January 25	May 1	November 2	December 25
February 20	July 9	November 15	December 31
February 21	September 7	November 20

CANADA
January 2	May 21	September 3	December 26
January 3	June 25	October 8
February 20	July 2	November 12
April 6	August 6	December 25

CHILE
April 6	July 2	October 15
May 1	August 15	November 1
May 21	September 18	December 25
June 4	September 19	December 31

CHINA
January 2	January 27	May 3	October 1	November 12
January 16	January 30	May 4	October 2	November 22
January 23	January 31	May 7	October 3	December 25
January 24	February 20	May 28	October 4
January 25	May 1	July 4	October 5
January 26	May 2	September 3	October 8

COLOMBIA
January 9	May 1	July 2	October 15	December 31
March 19	May 21	July 20	November 5
April 5	June 11	August 7	November 12
April 6	June 18	August 20	December 25

COSTA RICA
January 1	July 25	December 25
April 6	August 2
April 11	August 15
May 1	September 15

CZECH REPUBLIC
April 9	July 6	December 26
May 1	September 28
May 8	December 24
July 5	December 25

DENMARK
April 5	May 17	December 25
April 6	May 28	December 26
April 9	June 5	December 31
May 4	December 24

FINLAND
January 6	May 1	December 24
April 5	May 17	December 25
April 6	June 22	December 26
April 9	December 6	December 31

EGYPT
January 1	May 1	August 20	November 15
April 15	July 1	August 21
April 16	July 23	October 25
April 25	August 19	October 28

FRANCE
April 6	May 17	December 26
April 9	August 15
May 1	November 1
May 8	December 25

GERMANY
January 6	May 1	August 15	December 25
February 20	May 17	October 3	December 26
April 6	May 28	November 1	December 31
April 9	June 7	December 24

GREECE
January 6	April 13	June 4
February 27	April 16	August 15
April 6	August 15	December 25
April 9	May 1	December 26

HONG KONG
January 2	April 6	October 1	December 25
January 23	April 9	October 2	December 26
January 24	May 1	October 23	December 31
April 4	July 2	December 24

HUNGARY
March 15	May 1	October 23	December 25
March 16	May 28	November 1	December 26
April 9	August 20	November 2	December 31
April 30	October 22	December 24

INDIA
January 26	April 6	August 18	October 24
February 20	April 14	August 20	October 27
March 8	May 1	August 22	November 13
March 23	June 30	September 19	November 15
April 2	July 2	September 29	November 28
April 4	August 15	October 2	December 25

INDONESIA
January 23	June 18	August 23	December 24
February 6	August 17	August 24	December 25
March 23	August 20	October 26	December 26
April 6	August 21	November 15	December 31
May 17	August 22	November 16

IRELAND
January 2	May 1	October 29	December 27
March 19	May 7	December 24
April 6	June 4	December 25
April 9	August 6	December 26

ISRAEL
January 2	April 25	September 17	September 30
March 8	April 26	September 18	October 1
April 9	May 27	September 19	October 7
April 11	July 29	September 25	October 8
April 12	September 16	September 26	December 25

ITALY
January 6	May 1	December 24
April 6	June 29	December 25
April 9	August 15	December 26
April 25	November 1	December 31

JAPAN
January 2	April 30	July 16	December 24
January 3	May 3	September 17	December 31
January 9	May 4	October 8
March 20	May 5	November 23

KENYA
January 2	June 1	December 12
April 6	August 19	December 25
April 9	August 20	December 26
May 1	October 26

KUWAIT
February 4	February 26
February 5
February 25
February 26

LUXEMBOURG
January 1	May 1	June 23	December 25
April 22	June 2	August 15	December 26
April 25	June 13	November 1

MALAYSIA
January 2	May 1	August 20	November 15
January 23	May 7	August 21	December 25
January 24	May 30	August 31
February 1	May 31	October 26
February 6	June 2	November 13

MEXICO
February 6	April 6	November 20
March 19	May 1	December 12
March 21	November 2	December 25
April 5	November 19

MOROCCO
January 11	August 14	November 6
February 6	August 20	November 15
May 1	August 21
July 30	October 26

NETHERLANDS
April 6	May 17
April 9	May 28
April 30	December 25
May 1	December 26

NEW ZEALAND
January 2	April 6	October 22
January 3	April 9	December 25
January 30	April 25	December 26
February 6	June 4

NIGERIA
April 4	May 29	December 25
April 6	August 19	December 26
April 9	October 1
May 1	October 26

NORWAY
April 4	April 9	May 28	December 26
April 5	May 1	December 24	December 31
April 6	May 17	December 25

PERU
April 5	August 30	December 25
April 6	October 8
May 1	November 1
June 29	December 8

PHILIPPINES
April 5	June 12	November 2	December 31
April 6	August 20	November 30
April 9	August 21	December 24
May 1	November 1	December 25

POLAND
January 6	May 3	December 24
April 6	June 7	December 25
April 9	August 15	December 26
May 1	November 1	December 31

PORTUGAL
February 21	May 1	October 5	December 26
April 6	June 7	November 1
April 9	June 13	December 24
April 25	August 15	December 25

QATAR
January 1	August 22	December 18
March 4	October 28
August 20	October 29
August 21	October 30

RUSSIA
January 2	January 9	April 30	November 5
January 3	February 23	May 1	December 31
January 4	February 24	May 9
January 5	March 8	June 11
January 6	March 9	June 12

SAUDI ARABIA
August 20	August 26	October 27
August 21	September 23	October 28
August 22	October 23	October 29
August 25	October 24

SINGAPORE
January 2	May 5	October 26
January 23	May 7	November 13
April 6	August 9	December 25
May 1	August 20

SOUTH AFRICA
January 2	April 27	December 17
March 21	May 1	December 25
April 6	August 9	December 26
April 9	September 24

SOUTH KOREA
January 23	April 12	August 15	December 25
January 24	May 1	October 1	December 31
March 1	May 28	October 3
April 5	June 6	December 19

SPAIN
April 6	December 24	December 31
April 9	December 25
May 1	December 26

SWEDEN
January 5	April 9	May 17	December 24
January 6	April 30	June 6	December 25
April 5	May 1	June 22	December 26
April 6	May 16	November 2	December 31

SWITZERLAND
January 2	April 9	June 7	September 6	December 26
January 6	May 1	June 29	November 1	December 31
March 19	May 17	August 1	December 24
April 6	May 28	August 15	December 25

TAIWAN
January 19	January 25	May 1
January 20	January 26	October 10
January 23	February 28
January 24	April 4

THAILAND
January 2	April 16	August 3	December 10
March 8	May 1	August 13	December 31
April 6	May 7	October 23
April 13	June 4	December 5

TURKEY
April 23	October 25
August 20	October 26
August 21	October 28
August 30	October 29
April 23	October 25

UNITED KINGDOM
January 2	June 4	December 25
April 6	June 5	December 26
April 9	August 27	December 31
May 7	December 24

URUGUAY
January 1	April 6	June 19	November 2
January 6	April 19	July 18	December 25
February 20	May 1	August 25
April 5	May 18	October 8

VENEZUELA
January 9	April 5	May 21	July 24
February 20	April 6	June 11	August 13
February 21	April 19	July 2	October 12
March 19	May 1	July 5	November 5

VIETNAM
January 2	January 25
January 23	January 26
January 24

2013
ARGENTINA
January 1	May 1	November 6
March 28	June 17	December 24
March 29	July 9	December 25
April 1	August 19	December 31

AUSTRALIA
January 1	March 29	May 20	August 14	December 25
January 28	April 1	June 3	September 30	December 26
March 4	April 25	June 10	October 7
March 11	May 6	August 5	November 5

AUSTRIA
January 1	March 29	May 20	August 14	December 25
January 28	April 1	June 3	September 30	December 26
March 4	April 25	June 10	October 7
March 11	May 6	August 5	November

BAHRAIN
January 1	November 4
January 24	November 13
August 8	December 16
October 15

BELGIUM
January 1	May 9	November 1
March 29	May 10	November 11
April 1	May 20	December 25
May 1	August 15	December 26

BERMUDA
January 1	August 1	December 25
March 29	August 2	December 26
May 24	September 2
June 17	November 11

BRAZIL
January 1	March 29	November 15	December 31
January 25	May 1	November 20
February 11	May 30	December 24
February 12	July 9	December 25

CANADA
January 1	May 20	September 2	December 26
January 2	June 24	October 14
February 18	July 1	November 11
March 29	August 5	December 25

CHILE
January 1	May 27	November 1
March 29	August 15	December 25
May 1	September 18	December 31
May 21	September 19

CHINA
January 1	February 13	May 3	September 30	October 14
January 21	February 14	May 6	October 1	November 11
February 7	February 15	May 7	October 2	November 28
February 8	February 18	May 27	October 3	December 25
February 11	May 1	July 4	October 4
February 12	May 2	September 2	October 7

COLOMBIA
January 1	March 29	June 10	October 14	December 31
January 7	May 1	July 1	November 4
March 25	May 13	August 7	November 11
March 28	June 3	August 19	December 25

COSTA RICA
January 1	July 25	October 12
March 31	August 2	December 25
April 11	August 15
May 1	September 15

CZECH REPUBLIC
January 1	July 5	December 26
April 1	October 28	December 31
May 1	December 24
May 8	December 25

DENMARK
January 1	April 26	December 24
March 28	May 9	December 25
March 29	May 20	December 26
April 1	June 5	December 31

FINLAND
January 1	May 9	December 25
March 29	June 21	December 26
April 1	December 6	December 31
May 1	December 24

EGYPT
January 1	May 1	July 23	October 6	November 4
January 7	May 5	August 7	October 14	November 5
January 24	May 6	August 8	October 15
April 25	July 1	August 11	October 16

FRANCE
January 1	May 8	November 11
March 29	May 9	December 25
April 1	August 15	December 26
May1	November 1

GERMANY
January 1	May 1	August 15	December 25
February 11	May 9	October 3	December 26
March 29	May 20	November 1	December 31
April 1	May 30	December 24

GREECE
January 1	April 1	June 24	December 26
March 18	May 1	August 15
March 25	May 3	October 28
March 29	May 6	December 25

HONG KONG
January 1	April 1	June 12	October 14	December 31
February 11	April 4	July 1	December 24
February 12	May 1	September 20	December 25
March 29	May 17	October 1	December 26

HUNGARY
January 1	August 19	December 24
March 15	August 20	December 25
April 1	October 23	December 26
May 1	November 1

INDIA
January 25	April 19	July 1	September 30	November 15
January 26	April 20	August 9	October 2	December 25
March 27	April 23	August 10	October 16
March 29	May 1	August 15	November 4
April 1	May 25	August 22	November 5
April 11	June 29	September 9	November 14

INDONESIA
January 1	May 9	August 13	December 25
January 25	June 7	October 15	December 26
March 12	August 7	November 4	December 30
March 29	August 8	November 5	December 31
April 11	August 12	December 24

IRELAND
January 1	May 1	October 28	December 26
March 18	May 6	December 24
March 29	June 3	December 25
April 1	August 5	December 26

ISRAEL
February 24	April 14	September 4	September 18
March 25	April 15	September 5	September 19
March 26	May 14	September 6	September 25
March 31	May 15	September 13	September 26
April 1	July 16

ITALY
January 1	May 1	December 25
March 29	August 15	December 26
April 1	November 1	December 31
April 25	December 24

JAPAN
January 1	February 11	May 6	October 14
January 2	March 20	July 15	November 4
January 3	April 29	September 6	December 23
January 14	May 3	September 23	December 31

KENYA
January 1	August 9	December 25
March 29	October 10	December 26
April 1	October 21
May 1	December 12

KUWAIT
January 3	February 26	October 14
January 24	June 6	October 16
February 24	August 8	October 17
February 25	August 11	November 7

LUXEMBOURG
January 1	May 1	August 15	December 25
February 20	May 17	September 3	December 26
April 6	May 28	November 1
April 9	June 23	November 2

MALAYSIA
January 1	May 1	June 1	October 15
January 24	May 24	August 7	November 4
February 1	May 25	August 8	November 5
February 11	May 30	August 9	December 25
February 12	May 31	August 31

MEXICO
January 1	March 21	September 16	December 25
February 4	March 28	November 18
February 5	March 29	November 20
March 18	May 1	December 12

MOROCCO
January 1	May 1	August 14	October 17
January 11	July 30	August 20	November 5
January 24	August 8	August 21	November 6
January 25	August 9	October 16	November 18

NETHERLANDS
January 1	May 1	December 26
March 29	May 9
April 1	May 20
April 30	December 25

NEW ZEALAND
January 1	February 6	June 3
January 2	March 29	October 28
January 21	April 1	December 25
January 28	April 25	December 26

NIGERIA
January 1	May 27	October 1
January 24	May 29	October 15
February 4	June 12	December 25
March 29	August 8	December 26

NORWAY
January 1	April 1	May 17	December 25
March 28	May 1	May 20	December 26
March 29	May 9	December 24	December 31

PERU
January 1	July 29	December 24
March 28	August 30	December 25
March 29	October 8	December 31
May 1	November 1

PHILIPPINES
January 1	April 8	August 8	December 24
February 25	May 1	August 9	December 25
March 28	May 13	August 21	December 30
March 29	June 12	November 1	December 31

POLAND
January 1	May 3	November 11
March 29	May 30	December 25
April 1	August 15	December 26
May 1	November 1

PORTUGAL
January 1	April 25	June 13	December 25
February 12	May 1	August 15	December 26
March 29	May 30	November 1
April 1	June 10	December 24

QATAR
August 7	October 14
August 8	October 15
August 11	October 16
September 3	October 17

RUSSIA
January 1	January 8	May 9
January 2	January 9	May 10
January 3	February 25	June 12
January 4	March 8	November 4
January 7	May 1

SAUDI ARABIA
August 8
September 23
October 15

SINGAPORE
January 1	May 1	August 9	December 25
February 11	May 24	October 15
February 12	May 25	November 2
March 29	August 8	November 4

SOUTH AFRICA
January 1	May 1	December 16
March 21	June 17	December 25
March 29	August 9	December 26
April 1	September 24

SOUTH KOREA
January 1	May 1	August 15	October 3
February 11	May 17	September 18	December 25
March 1	June 6	September 19	December 31
April 5	July 17	September 20

SPAIN
January 1	March 29	May 15	December 25
January 7	April 1	August 15	December 26
March 19	May 1	November 1
March 28	May 2	December 6

SWEDEN
January 1	May 9	December 25
March 29	June 6	December 26
April 1	June 21	December 31
May 1	December 24

SWITZERLAND
January 1	May 1	August 15	December 26
January 2	May 9	September 5	December 31
March 19	May 20	November 1
March 29	May 30	December 24
April 1	August 1	December 25

TAIWAN
January 1	February 12	April 4	October 10
February 7	February 13	May 1
February 8	February 14	June 12
February 11	February 28	September 19

THAILAND
January 1	April 16	July 1	December 5
February 25	May 1	July 23	December 10
April 8	May 6	August 12	December 31
April 15	May 27	October 23

TURKEY
January 1	August 9	October 16	October 29
April 23	August 30	October 17
August 7	October 14	October 18
August 8	October 15	October 28

UNITED KINGDOM
January 1	May 6	December 25
March 29	May 27	December 26
April 1	August 26

URUGUAY
January 1	March 29	June 19	November 2
January 6	April 19	July 18	December 25
February 11	May1	August 25
March 28	Mau 18	October 14

VENEZUELA
January 1	April 1	July 24
February 11	May 1	October 12
March 28	June 24	December 25
March 29	July 5

VIETNAM
January 1	April 30
February 10	May 1
April 19	September 2

          The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar years 2012 and 2013, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for a Fund as follows:

SETTLEMENT PERIODS GREATER THAN
SEVEN DAYS FOR YEAR 2012
	Beginning of Settlement	End of Settlement	Number of Days in
	Period	Period	Settlement Period

Australia	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	04/05/12	04/13/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Austria	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
China	01/18/12	02/01/12	14
	01/19/12	02/02/12	14
	01/20/12	02/03/12	14
	04/26/12	05/08/12	12
	04/27/12	05/09/12	12
	04/30/12	05/10/12	12
	09/26/12	10/09/12	13
	09/27/12	10/10/12	13
	09/28/12	10/11/12	13
Czech Republic	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/13	10
Denmark	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Egypt	08/14/12	08/22/12	8
	08/15/12	08/23/12	8
	08/16/12	08/24/12	8
Finland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Hungary	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Greece	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Indonesia	08/14/12	08/27/12	13
	08/15/12	08/28/12	13
	08/16/12	08/29/12	13
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Ireland	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
Israel	04/04/12	04/15/12	11
	04/05/12	04/16/12	11
	09/12/12	09/20/12	8
	09/13/12	09/23/12	10
Italy	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Japan	04/27/12	05/07/12	10

SETTLEMENT PERIODS GREATER THAN
SEVEN DAYS FOR YEAR 2012
	Beginning of Settlement	End of Settlement	Number of Days in
	Period	Period	Settlement Period

Norway	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Spain	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Sweden	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
The Philippines	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Poland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
Qatar	08/15/12	08/23/12	8
	08/16/12	08/24/12	8
	08/17/12	08/27/12	10
United Kingdom	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	01/01/13	11
South Africa	03/14/12	03/22/12	8
	03/15/12	03/23/12	8
	03/16/12	03/26/12	10
	03/19/12	03/27/12	8
	03/20/12	03/28/12	8
	03/30/12	04/10/12	11
	04/02/12	04/11/12	9
	04/03/12	04/12/12	9
	04/04/12	04/13/12	9
	04/05/12	04/16/12	11
	04/20/12	04/30/12	10
	04/23/12	05/02/12	9
	04/24/12	05/03/12	9
	04/25/12	05/04/12	9
	04/26/12	05/07/12	11
	04/30/12	05/08/12	8
	08/02/12	08/10/12	8
	08/03/12	08/13/12	10
	08/06/12	08/14/12	8
	08/07/12	08/15/12	8
	08/08/12	08/16/12	8
	09/17/12	09/25/12	8
	09/18/12	09/26/12	8
	09/19/12	09/27/12	8
	09/20/12	09/28/12	8
	09/21/12	10/01/12	10
	12/10/12	12/18/12	8
	12/11/12	12/19/12	8
	12/12/12	12/20/12	8
	12/13/12	12/21/12	8
	12/14/12	12/24/12	10
	12/18/12	12/27/12	9
	12/19/12	12/28/12	9
	12/20/12	12/31/12	11
	12/21/12	01/01/13	11
	12/24/12	01/02/13	9
Spain	04/02/12	04/10/12	8
	04/03/12	04/11/12	8
	04/04/12	04/12/12	8
Switzerland	12/19/12	12/27/12	8
	12/20/12	12/28/12	8
	12/21/12	12/31/12	10
Taiwan	01/17/12	01/27/12	10
	01/18/12	01/30/12	12
Turkey	10/19/12	10/30/12	11
	10/22/12	10/31/12	9
	10/23/12	11/01/12	9

SETTLEMENT PERIODS GREATER THAN
SEVEN DAYS FOR YEAR 2013

	Beginning of Settlement	End of Settlement	Number of Days in
	Period	Period	Settlement Period

Argentina	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
China	02/04/13	02/19/13	15
	02/05/13	02/20/13	15
	02/06/13	02/21/13	15
	04/26/13	05/08/13	12
	04/29/13	05/09/13	10
	04/30/13	05/10/13	10
	09/25/13	10/08/13	13
	09/26/13	10/09/13	13
	09/27/13	10/10/13	13
Czech Republic	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Denmark	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Egypt	10/08/13	10/17/13	9
	10/09/13	10/18/13	9
	10/10/13	10/21/13	11
	10/29/13	11/06/13	8
	10/30/13	11/07/13	8
	10/31/13	11/08/13	8
Finland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/21/13	01/02/14	10
Germany	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Hungary	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/21/13	12/31/13	8
Indonesia	08/02/13	08/14/13	12
	08/05/13	08/15/13	10
	08/06/13	08/16/13	10
	12/19/13	12/27/13	8
	12/20/13	01/02/14	13
	12/23/13	01/03/14	11
Ireland	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
Italy	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Kuwait	10/10/13	10/18/13	8
	10/11/13	10/21/13	10
Malaysia	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
Norway	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10

SETTLEMENT PERIODS GREATER THAN
SEVEN DAYS FOR YEAR 2013

	Beginning of Settlement	End of Settlement	Number of Days in
	Period	Period	Settlement Period

The Philippines	12/23/13	01/02/14	10
Qatar	10/09/13	10/18/13	9
	10/10/13	10/21/13	11
	10/11/13	10/22/13	11
South Africa	03/14/13	03/22/13	8
	03/15/13	03/25/13	10
	03/18/13	03/26/13	8
	03/19/13	03/27/13	8
	03/20/13	03/28/13	8
	03/22/13	04/02/13	11
	03/25/13	04/03/13	8
	03/26/13	04/04/13	8
	03/27/13	04/05/13	8
	03/28/13	04/08/13	11
	04/24/13	05/02/13	8
	04/25/13	05/03/13	8
	04/26/13	05/06/13	10
	04/29/13	05/07/13	8
	04/30/13	05/08/13	8
	06/10/13	06/18/13	8
	06/11/13	06/19/13	8
	06/12/13	06/20/13	8
	06/13/13	06/21/13	8
	06/14/13	06/24/13	10
	08/02/13	08/12/13	10
	08/05/13	08/13/13	8
	08/06/13	08/14/13	8
	08/07/13	08/15/13	8
	08/08/13	08/16/13	8
	09/17/13	09/25/13	8
	09/18/13	09/26/13	8
	09/19/13	09/27/13	8
	09/20/13	09/30/13	10
	09/23/13	10/01/13	8
	12/11/13	12/19/13	8
	12/12/13	12/20/13	8
	12/13/13	12/23/13	10
	12/18/13	12/27/13	9
	12/19/13	12/30/13	11
	12/20/13	12/31/13	11
	12/23/13	01/02/14	10
	12/24/13	01/03/14	10
Spain	03/25/13	04/02/13	8
	03/26/13	04/03/13	8
	03/27/13	04/04/13	8
Sweden	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Switzerland	12/19/13	12/27/13	8
	12/20/13	12/30/13	10
	12/23/13	01/02/14	10
Taiwan	02/05/13	02/15/13	10
	02/06/13	02/18/13	12
Turkey	10/10/13	10/21/13	11
	10/11/13	10/22/13	11

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of NAV.”

          The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

          The values of each Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. Due to the time differences between the United States and certain countries in which a Fund invests, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time a Fund calculates its NAV, the security will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s respective Index. This may adversely affect a Fund’s ability to track its respective Index. With respect to securities traded in foreign markets, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Distributions” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.”

General Policies

          Dividends from net investment income, if any, are declared and paid at least annually by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

          The following table sets forth the name, address and percentage of ownership of each shareholder who is known by the Trust to own, of record or beneficially, 5% or more of the outstanding equity securities of each Fund as of March 31, 2012:

Market Vectors Africa Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	21.92%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	13.25%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	7.91%
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	6.46%
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	5.44%

Market Vectors Agribusiness ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	53.63%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	5.68%

Market Vectors Brazil Small-Cap ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	23.47%
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	10.67%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	10.23%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	6.96%
Bank of New York Mellon One Wall Street, New York, NY,10286	6.10%
JPMorgan Chase Bank, National Association 1111Polaris Parkway, Columbus, OH, 43240	5.37%

Market Vectors Coal ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	12.82%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	11.93%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.24%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place, Piscataway, NJ 08854	6.39%
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	5.98%

Market Vectors Colombia ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	13.58%

Market Vectors Colombia ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	12.69%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	11.19%
Citigroup Inc. 339 Park Avenue, New York, NY 10043	7.79%
E*TRADE Financial Corp. 1271 Avenue of the Americas, 14th Floor, New York, NY 10020	7.72%
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	6.80%
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	6.54%
First Clearing LLC 901 East Byrd St, 15th Floor, Richmond, VA, 23219	5.73%

Market Vectors Egypt Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	30.72%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	7.49%
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.86%

Market Vectors Germany Small-Cap ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place, Piscataway, NJ 08854	52.19%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	14.76%

Market Vectors Global Alternative Energy ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	10.67%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	9.96%
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	8.27%
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	7.64%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place, Piscataway, NJ 08854	6.64%

Market Vectors Gold Miners ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	13.69%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	8.45%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	7.30%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place, Piscataway, NJ 08854	5.89%

Market Vectors Gulf States Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	17.07%
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	8.86%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	7.82%
J.P. Morgan Clearing Corp 570 Washington Blvd, Jersey City, NJ,07310	7.54%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	7.35%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place, Piscataway, NJ 08854	6.66%

Market Vectors India Small-Cap Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	14.59%
Comerica Inc. 1717 Main Street, MC 6404, Dallas, TX 75201	11.74%
National Financial Services LLC
200 Liberty Street, One World Financial Center, New York, NY, 10281	10.85%
Pershing LLC
One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	6.89%
Charles Schwab & Co., Inc.
211 Main Street, San Francisco, CA, 94105	6.19%

Market Vectors Indonesia Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	16.45%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	9.74%

Market Vectors Indonesia Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	8.93%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	7.38%
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.34%
JPMorgan Chase Bank, National Association 1111Polaris Parkway, Columbus, OH, 43240	5.76%
Bank of New York Mellon One Wall Street, New York, NY,10286	5.44%

Market Vectors Junior Gold Miners ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	12.61%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.42%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	10.24%
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	5.14%

Market Vectors Latin America Small-Cap Index ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	24.35%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.86%
RBC Capital Markets, LLC 3 World Financial Center, New York, NY 10281	9.67%
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	9.05%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	7.34%
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.41%

Market Vectors Oil Services ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	25.57%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	6.74%

Market Vectors Oil Services ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.43%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	6.14%

Market Vectors Poland ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	28.45%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	7.75%
Vanguard Group Inc. 100 Vanguard Blvd., Malvern, PA 19355	6.27%
JPMorgan Chase Bank, National Association 1111Polaris Parkway, Columbus, OH, 43240	5.78%
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	5.77%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	5.01%

Market Vectors Rare Earth/Strategic Metals ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	23.31%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	8.87%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	6.68%
Bank of New York Mellon One Wall Street, New York, NY,10286	6.41%
First Clearing LLC 901 East Byrd St, 15th Floor, Richmond, VA, 23219	5.04%

Market Vectors Russia ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	39.13%
State Street Bank & Trust Company State Street Financial Center, One Lincoln Street, Boston, MA, 02111	8.75%
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	6.18%
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	5.54%
JPMorgan Chase Bank, National Association 1111Polaris Parkway, Columbus, OH, 43240	5.13%

Market Vectors Russia Small-Cap ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	43.90%
J.P. Morgan Clearing Corp 570 Washington Blvd, Jersey City, NJ,07310	10.31%
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	8.37%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	6.58%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 World Financial Center, North Tower, New York, NY,10080	6.12%

Market Vectors RVE Hard Assets Producers ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Bank of New York Mellon One Wall Street, New York, NY,10286	21.27%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	14.25%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.03%

Market Vectors Solar Energy ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	13.52%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	13.27%
Pershing LLC One Pershing Plaza, 10th Floor, Jersey City, NJ, 07399	10.66%
Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	9.69%
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	7.18%

Market Vectors Steel ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Citibank, N.A. 399 Park Avenue, New York, NY, 10043	12.92%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	11.02%

Market Vectors Steel ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	8.23%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place, Piscataway, NJ 08854	6.91%

Market Vectors Uranium+Nuclear Energy ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	11.57%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	10.56%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	9.49%
Desjardins Securities Inc 1170 Peel Street, Suite 300, Montreal, Quebec, A8 H3B 0A9	6.70%
TD Ameritrade Clearing, Inc 1005N. Ameritrade Place, Bellevue, NE, 68005	6.01%

Market Vectors Vietnam ETF
Name and Address of Beneficial Owner	Percentage of Class of Fund Owned

Brown Brothers Harriman & Co 140 Broadway, New York, NY, 10005-1101	16.56%
Citibank, N.A. 399 Park Avenue, New York, NY, 10043	11.81%
Charles Schwab & Co., Inc. 211 Main Street, San Francisco, CA, 94105	9.74%
National Financial Services LLC 200 Liberty Street, One World Financial Center, New York, NY, 10281	8.68%
Bank of New York Mellon One Wall Street, New York, NY,10286	6.87%

TAXES

          The following information also supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is as of May 1, 2012 and is subject to change, and does not constitute legal or tax advice.

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The Market Vectors India Small-Cap Index ETF has made an election to cause the Subsidiary to be treated as a disregarded entity or otherwise as a “pass-through” entity for U.S. federal tax purposes.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such years and 100% of any undistributed amounts from the prior years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

          Dividends and interest received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities, that Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of certain Funds’ assets will consist of foreign securities.

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. For taxable years beginning before January 1, 2013, certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013.

           For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

          Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies” for U.S. federal income tax purposes (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

          Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares. The broker or other financial intermediary that holds Fund Shares has been required since January 1, 2011 to report cost basis information to shareholders.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30)

days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          Each Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28% and is currently scheduled to increase to 31% in 2013. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

           Effective January 1, 2014, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and (effective January 1, 2015) redemption proceeds made to certain non-U.S. entities that fail to comply or be deemed compliant with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Mauritius and India Tax Matters

          Please note that the tax implications in this section are based on the current provisions of the tax laws, and the regulations thereunder, and the judicial and administrative interpretations thereof, which are subject to change or modification by subsequent legislative, regulatory, administrative or judicial decisions. Any such changes could have different tax implications. The Market Vectors India Small-Cap Index ETF and the Subsidiary, as the case may be, and the Adviser accept no responsibility for any loss suffered by a holder of Shares as a result of current, or changes in, taxation law and practice.

          Mauritius. The Subsidiary is regulated by the Financial Services Commission in Mauritius (“FSC”) which has issued a Category 1 Global Business License (“GBL 1 License”) to the Subsidiary to conduct the business of “investment holding” under the Financial Services Act 2007. The Subsidiary will annually apply for a tax residence certificate (“TRC”), which is issued on an annual basis, to the Mauritius Revenue Authority (the “MRA”) through the FSC. The MRA will issue a TRC to the Subsidiary if the Subsidiary provides an undertaking to the MRA that it is and will be centrally managed and controlled in Mauritius. In order to satisfy the MRA that it is centrally managed and controlled in Mauritius, the Subsidiary must:

(a)	have at all times at least two (2) directors of appropriate caliber and able to exercise independence of mind and judgment, who are ordinarily resident in Mauritius;

(b)	maintain, at all times, its principal bank account in Mauritius;

(c)	keep and maintain, at all times, its accounting records in Mauritius;

(d)	prepare its statutory financial statements and cause its financial statements to be audited in Mauritius; and

(e)	have at least two (2) directors from Mauritius present in meetings of directors.

          Under the current provisions of the Income Tax Act 1995 (“ITA 95”), a Mauritian company is taxed at the rate of 15% on its chargeable income. A company holding a GBL 1 License is entitled to claim a tax credit on foreign source income at a rate which is the higher of:

(a)

the actual foreign tax paid (including if the Mauritius company holds more than 5% of the issued capital of a company effecting a dividend distribution, a proportionate share of the foreign tax paid by such company) on such income; or

(b)	a deemed foreign tax representing 80% of the Mauritius tax on such income.

          Section 2 of ITA 95 defines the term “foreign source income” as income which is not derived from Mauritius. This includes, in the case of a corporation holding a GBL 1 License, income derived from transactions with “non-residents.” The ITA 95 has an extensive definition of “non-resident.” The Fund expects to derive foreign source income only. Therefore, it will pay tax in Mauritius at an effective maximum rate of 3% on its taxable profits.

          Under ITA 95, dividends paid to shareholders that do not otherwise derive income from Mauritius are not subject to Mauritius income tax. Moreover, there are no withholding taxes on dividends paid by a Mauritian resident company to its non-resident and resident shareholders. Distributions paid to shareholders following a redemption of shares are not subject to Mauritius income tax provided that the shareholder does not hold its shares in the course of trading activities. There is no Mauritius capital gains tax on the disposal of shares. Profits made from the disposal of securities in the course of trading activities may be liable to income tax at the applicable rate. Under ITA 95, interests paid by a corporation holding a GBL 1 License to non-residents that do not carry on any business in Mauritius are not subject to Mauritius income tax.

          India. The basis of charge of Indian income tax depends upon the residential status of the taxpayer during a tax year, as well as the nature of the income earned. The Indian tax year runs from April 1 until March 31. A person who is an Indian tax resident is subject to taxation in India on worldwide income and subject to certain tax exemptions, which are afforded under the provisions of the India Income Tax Act, 1961 (“ITA”). A person who is treated as a non-resident for Indian income tax purposes is generally subject to tax in India only on such person’s Indian-sourced income. A company will be subject to taxation in India only if it is a resident of India or being a non-resident, has an Indian source of income or has income received (whether accrued or otherwise) in India.

          The taxation of the Subsidiary in India is governed by the provisions of the ITA, read with the provisions of the Treaty. As per Section 90(2) of the ITA, the provisions of the ITA would apply to the extent they are more beneficial than the provisions of the Treaty. In order to claim the beneficial provisions of the Treaty, the Subsidiary must be a tax resident of Mauritius. In light of Circular No. 789 dated April 13, 2000, issued by the Central Board of Direct Taxes, the Subsidiary would be eligible for the benefits under the Treaty if it is incorporated in Mauritius and has been issued a TRC by the MRA. Thus, the Subsidiary will seek a Mauritius TRC. The Supreme Court of India has upheld the validity of Circular 789 and accordingly, the Subsidiary should be eligible for the benefits under the Treaty. However, the Supreme Court of India held that the existence of a tax residency certificate does not prevent the tax authorities from examining special contracts, agreements or arrangements effected by Indian residents or overseas companies if it is established that the Mauritius-based entity has been interposed as the owner of the shares in India solely with a view to avoid tax without any commercial substance at the time of disposal of the shares to a third party.

          The Subsidiary is expected to have income in the form of gains on sale of capital assets, income from dividends and income from interest. The tax consequences for the Subsidiary on account of the application of the Treaty, read with the provisions of the ITA, and provided the Subsidiary does not have a permanent establishment in India would be as follows (all rates are exclusive of applicable surcharges and excess, if any):

(i)

Capital gains resulting from the sale of Indian securities (including Foreign Currency Convertible Bonds (“FCCBs”)) or Global Depositary Receipts (“GDRs”) or American Depositary Receipts (“ADRs”) issued by Indian companies will not be subject to tax in India;

(ii)

Dividends on shares received from an Indian company on which dividend distribution tax has been paid is exempt from tax in the hands of the shareholders. However, the Indian company distributing dividends is subject to a distribution tax at the rate of 15%;

(iii)

Interest income from loans made in Indian Rupees will be taxed at a rate of 42% on a net basis. Interest income from loans made or debt securities held in India will be taxed at the rate of 20%. However if such interest arises out of FCCBs held by the Subsidiary then such interest shall be taxed at the rate of 10%;

          In light of some recent judicial precedents in India, the gains arising on disposal of shares or securities could be characterized by the tax authorities as business income and not as capital gains. As per the provisions of the Treaty, if the gains arising on sale of shares or securities are characterized as business income, the same would be taxable in India only if the Fund has a permanent establishment in India.

          In the event that the benefits of the Treaty are not available to the Subsidiary, or the Subsidiary is held to have a permanent establishment in India, taxation of interest and dividend income of the Subsidiary would be the same as described above. The taxation of capital gains would be as follows:

(i)

Capital gains from the sale of listed Indian securities held for twelve months or less will be taxed as short-term capital gains at the rate of 15%, provided the Securities Transaction Tax (“STT”) (as discussed below) has been paid;

(ii)	Capital gains from the sale of listed Indian securities held for more than twelve months will be exempt from tax in India provided the STT has been paid;

(iii)

Capital gains from the sale of listed Indian securities not executed on the stock exchange or unlisted securities held for twelve months or less will be taxed at the rate of 30% and those held for more than twelve months shall be taxed at the rate of 10%;

(iv)	Capital gains arising from the transfer of FCCBs, GDRs or ADRs outside India between nonresident investors, will not be subject to tax in India;

(v)

Gains from the disposal of shares acquired on redemption of GDRs or ADRs are treated as short-term if such shares are held for less than or equal to12 months prior to disposal and long term if such shares are held for more than 12 months prior to disposal. Short term gains will be taxed at the rate of 15% provided STT (as discussed below) has been paid. Long term gains will be exempt from tax if STT has been paid.

Minimum Alternative Tax

          In the event the benefits of the Treaty are not available to the Subsidiary and the Subsidiary is held to have a permanent establishment in India, then the Subsidiary may be subject to minimum alternative tax (“MAT”). As per the ITA, if the tax payable by a company (including a foreign fund) is less than 18.5% of its book profits, it will be required to pay MAT which will be deemed to be 18.5% of such book profits. Long-term capital gains on the sale of listed securities are included in the definition of “book profits” for the purposes of calculating MAT.

Securities Transaction Tax

          The exemption for long term capital gains and the reduction of the rate on short term capital gains are applicable only if the sale or transfer of the equity shares takes place on a recognized stock exchange in India and the Securities Transaction Tax (“STT”) is collected by the respective stock exchanges at the applicable rates on the transaction value.

          The Subsidiary will also be liable to pay STT in respect of dealings in Indian securities purchased or sold on the Indian stock exchanges. The applicable rates of STT are as follows:

•	0.125% on the purchase of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

•	0.125% on the sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India.

•

0.025% on the sale of equity shares in a company or units of equity oriented funds in a recognized stock exchange in India where the contract for sale is settled otherwise then by the actual delivery or transfer of shares or units.

•	0.017% on the sale of derivatives in a recognized stock exchange in India.

•	0.25% on the sale of units of an equity oriented fund to the Fund.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of 60 investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

          The audited financial statements of each Fund, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended December 31, 2011 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report for the Funds at no charge by calling 1.888.MKT.VCTR (658-8287) during normal business hours.

LICENSE AGREEMENTS AND DISCLAIMERS

          The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

          The information contained herein regarding the DAXglobal® Agribusiness Index (the “Agribusiness Index”) and DAXglobal® Nuclear Energy Index (the “Nuclear Index”) was provided by the Deutsche Börse AG.

          THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF ARE NEITHER SPONSORED NOR PROMOTED, DISTRIBUTED OR IN ANY OTHER MANNER SUPPORTED BY DEUTSCHE BÖRSE AG. DEUTSCHE BÖRSE AG DOES NOT GIVE ANY EXPLICIT OR IMPLICIT WARRANTY OR REPRESENTATION, NEITHER REGARDING THE RESULTS DERIVING FROM THE USE OF THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX AND/OR THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX TRADEMARKS NOR REGARDING THE AGRIBUSINESS INDEX AND/OR THE NUCLEAR ENERGY INDEX VALUES AT A CERTAIN POINT IN TIME OR ON A CERTAIN DATE NOR IN ANY OTHER RESPECT. THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX ARE CALCULATED AND PUBLISHED BY DEUTSCHE BÖRSE AG. NEVERTHELESS, AS FAR AS ADMISSIBLE UNDER STATUTORY LAW DEUTSCHE BÖRSE AG WILL NOT BE LIABLE VIS-À-VIS THIRD PARTIES FOR POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX OR THE NUCLEAR ENERGY. MOREOVER, THERE IS NO OBLIGATION FOR DEUTSCHE BÖRSE AG VIS-Á-VIS THIRD PARTIES, INCLUDING INVESTORS, TO POINT OUT POTENTIAL ERRORS IN THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX.

          NEITHER THE PUBLICATION OF THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX BY DEUTSCHE BÖRSE AG NOR THE GRANTING OF A LICENSE REGARDING THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX AS WELL AS THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK FOR THE UTILIZATION IN CONNECTION WITH MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF OR OTHER SECURITIES OR FINANCIAL PRODUCTS, WHICH DERIVED FROM THE AGRIBUSINESS INDEX AND THE NUCLEAR ENERGY INDEX, REPRESENT A RECOMMENDATION BY DEUTSCHE BÖRSE AG FOR A CAPITAL INVESTMENT OR CONTAINS IN ANY MANNER A WARRANTY OR OPINION BY DEUTSCHE BÖRSE AG WITH RESPECT TO THE ATTRACTIVENESS ON AN INVESTMENT IN SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF.

          IN ITS CAPACITY AS SOLE OWNER OF ALL RIGHTS TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK, DEUTSCHE BÖRSE AG HAS SOLELY LICENSED TO THE ADVISER THE UTILIZATION OF THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK AS WELL AS ANY REFERENCE TO THE AGRIBUSINESS INDEX, THE NUCLEAR ENERGY INDEX, THE AGRIBUSINESS INDEX TRADEMARK AND THE NUCLEAR ENERGY INDEX TRADEMARK IN CONNECTION WITH THE SHARES OF MARKET VECTORS AGRIBUSINESS ETF AND MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF.

          The information contained herein regarding the NYSE Arca Gold Miners Index (the “Gold Miners Index “) and NYSE Arca Steel Index (the “Steel Index”) was obtained from Archipelago Holdings Inc., an indirect wholly owned subsidiary of NYSE Euronext.

          The Gold Miners Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Gold Miners ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Gold Miners ETF and makes no warranty or representation as to the accuracy and/or completeness of the Gold Miners Index or results to be obtained by any person from using the Gold Miners Index in connection with trading Market Vectors Gold Miners ETF.

          The Steel Index, a trademark of NYSE Euronext, is licensed for use by the Adviser in connection with Market Vectors Steel ETF. NYSE Euronext neither sponsors nor endorses Market Vectors Steel ETF and makes no warranty or representation as to the accuracy and/or completeness of the Steel Index or the results to be obtained by any person from the using the Steel Index in connection with trading Market Vectors Steel ETF.

          EACH OF THE GOLD MINERS INDEX AND STEEL INDEX IS BASED ON EQUITY SECURITIES OF PUBLIC COMPANIES SELECTED FROM THE UNIVERSE OF ALL U.S. TRADED STOCKS AND AMERICAN DEPOSITORY RECEIPTS AND CLASSIFIED AS APPROPRIATE FOR INCLUSION BY THE NYSE EURONEXT.

          THE SHARES OF EACH OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY NYSE EURONEXT. NYSE EURONEXT, AS INDEX COMPILATION AGENT (THE “INDEX COMPILATION AGENT”), MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF PARTICULARLY OR THE ABILITY OF THE GOLD MINERS INDEX AND STEEL INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE EURONEXT IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES, INCLUDING THE GOLD MINERS INDEX AND STEEL INDEX. EACH OF THE GOLD MINERS INDEX AND STEEL INDEX IS DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF OR THE ISSUER THEREOF. THE INDEX COMPILATION AGENT IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. THE INDEX COMPILATION AGENT HAS NO OBLIGATION OR LIABILITY TO OWNERS OF SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF.

          ALTHOUGH THE INDEX COMPILATION AGENT SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE GOLD MINERS INDEX AND STEEL INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, THE INDEX COMPILATION AGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COMPONENT DATA OF THE GOLD MINERS INDEX AND STEEL INDEX OBTAINED FROM INDEPENDENT SOURCES. THE INDEX COMPILATION AGENT

MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST AS SUB-LICENSEE, THE ADVISER’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF SHARES OF MARKET VECTORS GOLD MINERS ETF AND MARKET VECTORS STEEL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF EACH OF THE GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. THE INDEX COMPILATION AGENT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH OF THE GOLD MINERS INDEX AND STEEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX COMPILATION AGENT HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Ardour Global IndexSM (Extra Liquid) (the “Ardour Global Index”) and Ardour Solar Energy IndexSM (the “Solar Energy Index”) and provided by Ardour Global Indexes LLC (“Ardour”).

          THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR. ARDOUR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF PARTICULARLY OR THE ABILITY OF ARDOUR GLOBAL INDEX OR SOLAR ENERGY INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKET.

          ARDOUR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN AND ARDOUR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. ARDOUR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. ARDOUR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ARDOUR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          “ARDOUR GLOBAL INDEXES, LLCSM”, “ARDOUR GLOBAL INDEXSM (COMPOSITE),” “ARDOUR COMPOSITESM”, “ARDOUR GLOBAL INDEXSM” (EXTRA LIQUID)”, “ARDOUR SOLAR ENERGY INDEXSM”, “ARDOUR XLSM”, “ARDOUR GLOBAL ALTERNATIVE ENERGY INDEXESSM” AND “ARDOUR FAMILYSM” ARE SERVICE MARKS OF ARDOUR AND HAVE

BEEN LICENSED FOR USE BY THE ADVISER. THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY ARDOUR AND ARDOUR MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

          THE ARDOUR GLOBAL INDEX AND THE SOLAR ENERGY INDEX ARE CALCULATED BY DOW JONES INDEXES, A BUSINESS UNIT OF DOW JONES & COMPANY, INC. (“DOW JONES”). THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF BASED ON THE ARDOUR GLOBAL INDEX AND MARKET VECTORS SOLAR ENERGY ETF BASED ON THE SOLAR ENERGY INDEX ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES INDEXES, AND DOW JONES INDEXES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE SHARES OF MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF.

          DOW JONES, ITS AFFILIATES, SOURCES AND DISTRIBUTION AGENTS (COLLECTIVELY, THE “INDEX CALCULATION AGENT”) SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOSS OR DAMAGE, DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING FROM (I) ANY INACCURACY OR INCOMPLETENESS IN, OR DELAYS, INTERRUPTIONS, ERRORS OR OMISSIONS IN THE DELIVERY OF THE ARDOUR GLOBAL INDEX OR THE SOLAR ENERGY INDEX OR ANY DATA RELATED THERETO (THE “INDEX DATA”) OR (II) ANY DECISION MADE OR ACTION TAKEN BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY CUSTOMER OR THIRD PARTY IN RELIANCE UPON THE INDEX DATA. THE INDEX CALCULATION AGENT DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR MARKET VECTORS SOLAR ENERGY ETF, ANY OF ITS CUSTOMERS OR ANY ONE ELSE REGARDING THE INDEX DATA, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES WITH RESPECT TO THE TIMELINESS, SEQUENCE, ACCURACY, COMPLETENESS, CURRENTNESS, MERCHANTABILITY, QUALITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTIES AS TO THE RESULTS TO BE OBTAINED BY MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF AND MARKET VECTORS SOLAR ENERGY ETF, ANY OF THEIR CUSTOMERS OR OTHER PERSON IN CONNECTION WITH THE USE OF THE INDEX DATA. THE INDEX CALCULATION AGENT SHALL NOT BE LIABLE TO MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF OR AND MARKET VECTORS SOLAR ENERGY ETF, THEIR CUSTOMERS OR OTHER THIRD PARTIES FOR LOSS OF BUSINESS REVENUES, LOST PROFITS OR ANY INDIRECT, CONSEQUENTIAL, SPECIAL OR SIMILAR DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

          The information contained herein regarding the Stowe Coal IndexSM (the “Coal Index”) was provided by Stowe Global Indexes, LLC (“Stowe”).

          THE SHARES OF MARKET VECTORS COAL ETF ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STOWE. STOWE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF MARKET VECTORS COAL ETF OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN MARKET VECTORS COAL ETF PARTICULARLY OR THE

ABILITY OF THE COAL INDEX TO TRACK THE PERFORMANCE OF THE PHYSICAL COMMODITIES MARKETS. STOWE’S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN SERVICE MARKS AND TRADE NAMES AND OF THE COAL INDEX THAT IS DETERMINED, COMPOSED AND CALCULATED BY STOWE WITHOUT REGARD TO THE ADVISER OR MARKET VECTORS COAL ETF. STOWE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF SHARES OF MARKET VECTORS COAL ETF INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COAL INDEX. STOWE IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF MARKET VECTORS COAL ETF TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES OF MARKET VECTORS COAL ETF ARE TO BE CONVERTED INTO CASH. STOWE HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF MARKET VECTORS COAL ETF.

          STOWE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN AND STOWE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOWE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS COAL ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN. STOWE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE COAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOWE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors Coal ETF are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors Coal ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Coal ETF particularly or the ability of the Coal Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to Stowe is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Coal Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors Coal ETF or the timing of the issuance or sale of the Shares of Market Vectors Coal ETF or in the determination or calculation of the equation by which the Shares of Market Vectors Coal ETF are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Coal ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE COAL INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE COAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          Standard & Poor’s® and S&P® are registered trademarks of The McGraw Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw Hill Companies, Inc. These marks have been licensed for use by Stowe.

          The information contained herein regarding the Dow Jones Africa Titans 50 IndexSM (the “Africa Titans 50 Index”) and Dow Jones GCC Titans 40 IndexSM (the “GCC Titans 40 Index:”) was provided by Dow Jones Indexes.

          “Dow Jones,” “Dow Jones Africa Titans 50 IndexSM” and “Dow Jones GCC Titans 40 IndexSM” are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Adviser. Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF, based on the Africa Titans 50 Index and GCC Titans 40 Index, respectively, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in such products.

          The Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF or any member of the public regarding the advisability of trading in Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF. Dow Jones’ only relationship to the Adviser is the licensing of certain trademarks and trade names of Dow Jones and of the Africa Titans 50 Index and GCC Titans 40 Index, which are determined, composed and calculated by Dow Jones without regard to the Adviser or Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF. Dow Jones has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Africa Index ETF and/or Market Vectors Gulf States Index ETF into consideration in determining, composing or calculating the Africa Titans 50 Index and GCC Titans 40 Index. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF to be listed or in the determination or calculation of the equation by which Shares of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of Market Vectors Africa Index ETF and Market Vectors Gulf States Index ETF.

          DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS AFRICA INDEX ETF AND MARKET VECTORS GULF STATES INDEX ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL

WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE AFRICA TITANS 50 INDEX AND GCC TITANS 40 INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE ADVISER.

          The information contained herein regarding The Rogers™-Van Eck Hard Assets Producers Index (the “Hard Assets Producers Index”) was provided by S-Network Global Indexes, LLC (“S-Network “).

          S-NetworkSM is a service mark of S-Network and has been licensed for use by the Adviser in connection with Market Vectors RVE Hard Assets Producers ETF. The Shares of Market Vectors RVE Hard Assets Producers ETF is not sponsored, endorsed, sold or promoted by S-Network, which makes no representation regarding the advisability of investing in the Shares of Market Vectors RVE Hard Assets Producers ETF.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track the performance of the physical commodities market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the Hard Assets Producers Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of Market Vectors RVE Hard Assets Producers ETF. S-Network has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors RVE Hard Assets Producers ETF into consideration in determining, composing or calculating the Hard Assets Producers Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors RVE Hard Assets Producers ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

          S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of Shares of Market Vectors RVE Hard Assets Producers ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors RVE Hard Assets Producers ETF particularly or the ability of the Hard Assets Producers Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to The Rogers™-Van Eck Hard Assets Producers Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Shares of Market Vectors RVE Hard Assets Producers ETF or the timing of the issuance or sale of the Shares of Market Vectors RVE Hard Assets Producers ETF or in the determination or calculation of the equation by which the Shares of Market Vectors RVE Hard Assets Producers ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors RVE Hard Assets Producers ETF.

          NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE HARD ASSETS PRODUCERS INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

          Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network.

          “Jim Rogers,” “James Beeland Rogers, Jr.” and “Rogers” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

          The Shares of Market Vectors RVE Hard Assets Producers ETF are not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this Prospectus, or the advisability of investing in securities or commodities generally, or in the Shares of Market Vectors RVE Hard Assets Producers ETF or in futures particularly.

          BEELAND INTERESTS AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS

OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ROGERS™-VAN ECK HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

          VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED AS TO RESULTS TO BE OBTAINED BY OWNERS OF SHARES OF MARKET VECTORS RVE HARD ASSETS PRODUCERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE HARD ASSETS PRODUCERS INDEX. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL VAN ECK INTERESTS OR ANY OF ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

          The information contained herein regarding the Brazil Small-Cap Index, the Colombia Index, the Egypt Index, the Germany Small-Cap Index, the India Small-Cap Index, the Indonesia Index, the Junior Gold Miners Index, the LatAm Small-Cap Index, the Oil Services Index, the Poland Index, the Rare Earth/Strategic Metals Index, the Russia Index, the Russia Small-Cap Index and the Vietnam Index was provided by MVIS.

          The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF particularly or the ability of the Brazil Small-Cap Index, Colombia Index, Germany Small-Cap Index, Indonesia Index, Junior Gold Miners index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index to track the performance of the relevant securities markets. The Brazil Small-Cap Index, Colombia Index, Egypt Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index, Russia Index, Russia Small-Cap Index and Vietnam Index are determined and composed by MVIS without regard to the Adviser or the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market

Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF into consideration in determining or composing the Brazil Small-Cap Index, Colombia Index, Egypt Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index, Russia Small-Cap Index, Russia Index and Vietnam Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF to be issued or in the determination or calculation of the equation by which the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF.

          MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BRAZIL SMALL-CAP INDEX, COLOMBIA INDEX, EGYPT INDEX, GERMANY SMALL-CAP INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX, RARE EARTH/STRATEGIC METALS INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF MARKET VECTORS BRAZIL SMALL CAP-ETF, MARKET VECTORS COLOMBIA ETF, MARKET VECTORS EGYPT INDEX ETF, MARKET VECTORS GERMANY SMALL-CAP ETF, MARKET VECTORS INDIA SMALL-CAP INDEX ETF, MARKET VECTORS INDONESIA INDEX ETF, MARKET VECTORS JUNIOR GOLD MINERS ETF, MARKET VECTORS LATIN AMERICA SMALL-CAP INDEX ETF, MARKET VECTORS OIL SERVICES ETF, MARKET VECTORS POLAND ETF, MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF, MARKET VECTORS RUSSIA ETF, MARKET VECTORS RUSSIA SMALL-CAP ETF AND MARKET VECTORS VIETNAM ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BRAZIL SMALL-CAP INDEX, COLOMBIA INDEX, EGYPT INDEX, GERMANY SMALL-CAP

INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX, RARE EARTH/STRATEGIC METALS INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BRAZIL SMALL-CAP INDEX, COLOMBIA INDEX, EGYPT INDEX, GERMANY SMALL-CAP INDEX, INDIA SMALL-CAP INDEX, INDONESIA INDEX, JUNIOR GOLD MINERS INDEX, LATAM SMALL-CAP INDEX, POLAND INDEX, RARE EARTH/STRATEGIC METALS INDEX, RUSSIA INDEX, RUSSIA SMALL-CAP INDEX AND VIETNAM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          The Shares of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF are not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the Brazil Small-Cap Index, Colombia Index, Egypt Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index, Russia Index, Russia Small-Cap Index and Vietnam Index and/or its trade mark or its price at any time or in any other respect. The Brazil Small-Cap Index, Colombia Index, Egypt Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index, Russia Index, Russia Small-Cap Index and Vietnam Index are calculated and maintained by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the Brazil Small-Cap Index, Colombia Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, Poland Index, Russia Index, Russia Small-Cap Index and Vietnam Index are calculated correctly. Irrespective of its obligations towards MVIS, Structured Solutions AG has no obligation to point out errors in the Brazil Small-Cap Index, Colombia Index, Egypt Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index, Russia Index, Russia Small-Cap Index and Vietnam Index to third parties including but not limited to investors and/or financial intermediaries of Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF. Neither publication of the Brazil Small-Cap Index, Colombia Index, Egypt Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index, Russia Index, Russia Small-Cap Index and Vietnam Index by Structured Solutions AG nor the licensing of the Brazil Small-Cap Index, Colombia Index, Egypt Index, Germany Small-Cap Index, India Small-Cap Index, Indonesia Index, Junior Gold Miners Index, LatAm Small-Cap Index, Poland Index, Rare Earth/Strategic Metals Index, Russia Index, Russia Small-Cap Index and Vietnam Index or its trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Structured Solutions AG to invest capital in Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market

Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in Market Vectors Brazil Small Cap-ETF, Market Vectors Colombia ETF, Market Vectors Egypt Index ETF, Market Vectors Germany Small-Cap ETF, Market Vectors India Small-Cap Index ETF, Market Vectors Indonesia Index ETF, Market Vectors Junior Gold Miners ETF, Market Vectors Latin America Small-Cap Index ETF, Market Vectors Oil Services ETF, Market Vectors Poland ETF, Market Vectors Rare Earth/Strategic Metals ETF, Market Vectors Russia ETF, Market Vectors Russia Small-Cap ETF and Market Vectors Vietnam ETF. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of Market Vectors Brazil Small Cap-ETF’s, Market Vectors Colombia ETF’s, Market Vectors Egypt Index ETF’s, Market Vectors Germany Small-Cap ETF’s, Market Vectors India Small-Cap Index ETF’s, Market Vectors Indonesia Index ETF’s, Market Vectors Junior Gold Miners ETF’s, Market Vectors Latin America Small-Cap Index ETF’s, Market Vectors Oil Services ETF’s, Market Vectors Poland ETF’s, Market Vectors Rare Earth/Strategic Metals ETF’s, Market Vectors Russia ETF’s, Market Vectors Russia Small-Cap ETF’s and Market Vectors Vietnam ETF’s Prospectus.

          The Market Vectors India Small-Cap Index ETF invests substantially all of its assets in the Subsidiary, SCIF Mauritius, a private company limited by shares incorporated in Mauritius. The Subsidiary is regulated by the Mauritius Financial Services Commission which has issued a Category 1 Global Business License to the Subsidiary to conduct the business of “investment holding.” Neither investors in the Subsidiary nor investors in the Fund are protected by any statutory compensation arrangements in Mauritius in the event of the Subsidiary’s or the Fund’s failure.

          The Mauritius Financial Services Commission does not vouch for the financial soundness of the Subsidiary or the Fund or for the correctness of any statements made or opinions expressed with regard to it in any offering document or other similar document of the Subsidiary or the Fund.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or
2.	The potential conflict will be disclosed to the client:
	a.	with a request that the client vote the proxy,
	b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
	c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the

Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients

1.	Notification of Availability of Information
a.

Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information
	a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:
	a.	proxy statements received;
	b.	identifying number for the portfolio security;
	c.	shareholder meeting date;
	d.	brief identification of the matter voted on;
	e.	whether the vote was cast on the matter;
	f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
	g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.

a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

PROXY PAPER GUIDELINES

2012 PROXY SEASON

A N  O V E R V I E W  O F

T H E  G L A S S  L E W I S  A P P R O A C H  T O

P R O X Y  A D V I C E

U N I T E D  S T A T E S

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Copyright 2011 Glass, Lewis & Co., llc
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I. A BOARD THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders are independent, have directors with diverse backgrounds, have a record of positive performance, and have members with a breadth and depth of relevant experience.

Independence

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director - An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years[1] before the inquiry are usually considered “current” for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look-back.

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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Affiliated Director - An affiliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.[2] This includes directors whose employers have a material financial relationship with the company.[3] In addition, we view a director who owns or controls 20% or more of the company’s voting stock as an affiliate.[4]

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm where the company pays the firm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director’s firm; or

•

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if the director has a family member who is employed by the company and who receives compensation of $120,000 or more per year or the compensation is not disclosed.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director - An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives

2 If a company classifies one of its non-employee directors as non-independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

5 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship ceases, we will consider the director to be independent.

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a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Voting Recommendations on the Basis of Board Independence

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically[6] recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

Committee Independence

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.[7] We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Independent Chairman

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals the board set. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/ chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives.

6 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.

7 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.[8] Another study finds that 41 percent of S&P 500 boards now separate the CEO and chairman roles, up from 26 percent in 2001, although the same study found that of those companies, only 21 percent have truly independent chairs.[9]

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically encourage our clients to support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Performance

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

Voting Recommendations on the Basis of Performance

We disfavor directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[10]

2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

8 Ken Favaro, Per-Ola Karlsson and Gary Neilson. “CEO Succession 2000-2009: A Decade of Convergence and Compression.” Booz & Company (from Strategy+Business, Issue 59, Summer 2010).
9 Spencer Stuart Board Index, 2011, p. 6.

10 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.

All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

Audit Committees and Performance

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”[11]

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

Standards For Assessing The Audit Committee

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”[12]

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller or similar experience. While we will not necessarily vote against members of an audit committee when such expertise

11 “Audit Committee Effectiveness - What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
12 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:[13]

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[14]

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are now prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

13 Where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

14 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.

The audit committee chair[15] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A16 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[17]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

15 In all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

16 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

17 Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[18]

20.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

Compensation Committee Performance

Compensation committees have the final say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. Lax controls can and have contributed to conflicting information being obtained, for example through the use of nonobjective consultants. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (CD&A) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

18 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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When assessing the performance of compensation committees, we will recommend voting against for the following: [19]

1.

All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[20]

2.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and who is also suspect at the company in question.

3.

The compensation committee chair if the company received two D grades in consecutive years in our pay-for-performance analysis, and if during the past year the Company performed the same as or worse than its peers.[21]

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated or when fully vested options are granted.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

19 Where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

20 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on-pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

21 In cases where the company received two D grades in consecutive years, but during the past year the company performed better than its peers or improved from an F to a D grade year over year, we refrain from recommending to vote against the compensation chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

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12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

15.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of vote against.

Nominating and Governance Committee Performance

The nominating and governance committee, as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote.

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the nominating and or governance committee, we will recommend voting against the following:[23]

22 In all other instances (i.e. a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

23 Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair

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1.

All members of the governance committee[24] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights - i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[25] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.

2.	The governance committee chair,[26] when the chairman is not independent and an independent lead or presiding director has not been appointed.[27]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e. the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing an average shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock-exchange listing requirements).

6.

The governance committee chair, when during the past year the board adopted a forum selection clause (i.e. an exclusive forum provision) [28] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:[29]

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

24 If the board does not have a governance committee (or a committee that serves such a purpose), we recommend voting against the entire board on this basis.

25 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26 If the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director. 28 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

29 Where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.

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2.

The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).

3.	In the absence of a governance committee, the nominating committee chair[30] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[31]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[32]

5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[33]

Board-level Risk Management Oversight

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have significant hedging or trading strategies, including financial and non-financial derivatives, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a

30 If the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

31 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis.

33 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)[34], we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO except in egregious cases.

EXPERIENCE

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, overcompensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders.[35]

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

Other Considerations

In addition to the three key characteristics - independence, performance, experience - that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of affiliated or inside directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards typically receives an against recommendation from Glass Lewis. Academic literature suggests that one board takes up approximately

34 A committee responsible for risk management could be a dedicated risk committee, or another board committee, usually the audit committee but occasionally the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

35 We typically apply a three-year look-back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

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200 hours per year of each member’s time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[36] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.8 in 2006 and 1.2 in 2001.[37]

3.

A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000: Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[38]

6.

All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.[39] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

36 Our guidelines are similar to the standards set forth by the NACD in its “Report of the NACD Blue Ribbon Commission on Director Professionalism,” 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its “Corporate Governance Best Practices: A Blueprint for the Post-Enron Era,” 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.

37 Spencer Stuart Board Index, 2011, p. 8.

38 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e. multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

39 Refer to Section IV. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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To that end, we typically recommend voting against the chairman of the nominating committee at a board with fewer than five directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).[40]

Controlled Companies

Controlled companies present an exception to our independence recommendations. The board’s function is to protect shareholder interests; however, when an individual or entity owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

          Independence Exceptions

          The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

a.

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

b.

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.

Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

40 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

We believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Unofficially Controlled Companies and 20-50% Beneficial Owners

Where an individual or entity owns more than 50% of a company’s voting power but the company is not a “controlled” company as defined by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company’s voting power, but the company is not “controlled” and there is not a “majority” owner, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

Exceptions for Recent IPOS

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory re-quirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (eg. board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.

Adoption of a poison pill: in cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill’s adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in three years or less. In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a poison pill with a 5-10 year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill’s adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.

Adoption of an exclusive forum provision: consistent with our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases

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where a board adopts such a provision for inclusion in a company’s charter or bylaws before the company’s IPO, we will recommend voting against the chairman of the governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

Further, shareholders should also be wary of companies in this category that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

Mutual Fund Boards

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification because, due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate.

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Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/ s70304-179.pdf)

Declassified Boards

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a firm’s value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover “reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced.”41 When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.42 Further, one of those same professors found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”43 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”44

Shareholders have increasingly come to agree with this view. In 2011 more than 75% of S&P 500 companies had declassified boards, up from approximately 41% a decade ago.45 Clearly, more shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.46

Given the empirical evidence suggesting staggered boards reduce a company’s value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

41 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002), page 1.

42 Id. at 2 (“Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].”).
43 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
44 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
45 Spencer Stuart Board Index, 2011, p. 14
46 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,” 54 Stanford Law Review 887-951 (2002).

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MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be confident either that he or she is the board’s clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

SHAREHOLDER ACCESS

We expect to see a number of shareholder proposals regarding this topic in 2012. For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Section V. Compensation, Environmental, Social and Governance Shareholder Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections

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on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During 2011, Glass Lewis tracked over 40 proposals seeking to require a majority vote to elect directors at annual meetings in the U.S., a slight increase over 2010 when we tracked just under 35 proposals, but a sharp contrast to the 147 proposals tracked during 2006. The large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 79% of companies in the S&P 500 index, up from 56% in 2008.47 During 2009 these proposals received on average 59% shareholder support (based on for and against votes), up from 54% in 2008.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.” This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

Advantages of a majority vote standard

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conflict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

47 Spencer Stuart Board Index, 2011, p. 14

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II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”48

Most recently on August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB will convene a public roundtable meeting in March 2012 to further discuss such matters. Glass Lewis believes auditor rotation can en-sure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years) particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

48 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[49]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

49 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to base salary.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include items such as total shareholder return, earning per share growth, return on equity, return on assets and revenue growth. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required most companies50 to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicate substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

50 Small reporting companies (as defined by the SEC as below $75,000,000 in market capitalization) received a two-year reprieve and will only be subject to say-on-pay requirements beginning at meetings held on or after January 21, 2013.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing Say-on-Pay proposals:

•	The overall design and structure of the Company’s executive compensation program including performance metrics;

•	The quality and content of the Company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the Company’s current and past pay-for-performance grades

We also review any significant changes or modifications, and rationale for such changes, made to the Company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues

•	Inadequate or no rationale for changes to peer groups

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes

•	Guaranteed bonuses

•	Targeting overall levels of compensation at higher than median without adequate justification

•	Bonus or long-term plan targets set at less than mean or negative performance levels

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts

•	Performance targets lowered, without justification

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met

•	Executive pay high relative to peers not justified by outstanding company performance

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” below)

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In the instance that a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

ADDITIONAL SCRUTINY FOR COMPANIES WITH SIGNIFICANT OPPOSITION IN 2011

At companies that received a significant shareholder vote (anything greater than 25%) against their say on pay proposal in 2011, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed filings that indicates the compensation committee is responding to the prior year’s vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on this issue and responding accordingly, we will recommend holding compensation committee members accountable for a failure to respond in consideration of the level of the vote against and the severity and history of the compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on internal financial measures such as net profit after tax, EPS growth and divisional profitability as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. However, we accept variations from these metrics if they are tied to the Company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance as measured by such indicators as increase in profit and/or EPS growth over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation why these significant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their

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interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions

•	Performance metrics that cannot be easily manipulated by management

•	Two or more performance metrics

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index

•	Performance periods of at least three years

•	Stretching metrics that incentivize executives to strive for outstanding performance

•	Individual limits expressed as a percentage of base salary

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

Glass Lewis believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. External benchmarks should be disclosed and transparent, such as total shareholder return (“TSR”) against a well-selected sector index, peer group or other performance hurdle. The rationale behind the selection of a specific index or peer group should be disclosed. Internal benchmarks (e.g. earnings per share growth) should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade, see below for more information, and specifically the proportion of total compensation that is stock-based.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Therefore, Glass Lewis developed a proprietary pay-for-performance model to evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against four peer groups and across seven performance metrics. Using a forced curve and a school letter-grade system, we grade companies from A-F according to their pay-for-performance linkage. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend shareholders to vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes significant enhancements to its compensation programs.

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RECOUPMENT (“CLAWBACK”) PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements will benefit all shareholders. Glass Lewis will analyze each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

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Our analysis is primarily quantitative and focused on the plan’s cost as compared with the business’s operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the option plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

1.	Companies should seek more shares only when needed.

2.	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently).

3.	If a plan is relatively expensive, it should not grant options solely to senior executives and board members.

4.	Annual net share count and voting power dilution should be limited.

5.	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group.

6.	The expected annual cost of the plan should be proportional to the business’s value.

7.	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results.

8.	Plans should deliver value on a per-employee basis when compared with programs at peer companies.

9.	Plans should not permit re-pricing of stock options.

10.	Plans should not contain excessively liberal administrative or payment terms.

11.	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements.

12.	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

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We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

1.	Officers and board members cannot participate in the program;

2.	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

3.	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

4.	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING, AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating

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was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

51 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. Director fees should be competitive in order to retain and attract qualified individuals. But excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

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IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

1.	The form of offer is not required to be an all-cash transaction;

2.	The offer is not required to remain open for more than 90 business days;

3.	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

4.	There is no fairness opinion requirement; and

5.	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

52 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate

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to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the Company benefit from shifting jurisdictions including the following:

1.	Is the board sufficiently independent?

2.	Does the Company have anti-takeover protections such as a poison pill or classified board in place?

3.	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

4.	Do shareholders have the right to call special meetings of shareholders?

5.	Are there other material governance issues at the Company?

6.	Has the Company’s performance matched or exceeded its peers in the past one and three years?

7.	How has the Company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

8.	Does the company have an independent chairman?

9.	We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision. Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need

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additional capital stock:

1.

Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.

Shareholder Defenses - Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions - We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.

Financing for Operations - We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

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VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums

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to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors’ diversification strategies.

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V. COMPENSATION, ENVIRONMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

The following is a discussion of Glass Lewis’ approach to certain common shareholder resolutions. We note that the following is not an exhaustive list of all shareholder proposals.

COMPENSATION

Glass Lewis carefully reviews executive compensation since we believe that this is an important area in which the board’s priorities and effectiveness are revealed. Executives should be compensated with appropriate base salaries and incentivized with additional awards in cash and equity only when their performance and that of the company warrants such rewards. Compensation, especially when also in line with the compensation paid by the company’s peers, should lead to positive results for shareholders and ensure the use of appropriate incentives that drives those results over time.

However, as a general rule, Glass Lewis does not believe shareholders should be involved in the approval and negotiation of compensation packages. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of directors. Therefore, Glass Lewis closely scrutinizes shareholder proposals relating to compensation to determine if the requested action or disclosure has already accomplished or mandated and whether it allows sufficient, appropriate discretion to the board to design and implement reasonable compensation programs.

DISCLOSURE OF INDIVIDUAL COMPENSATION

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company’s pay is based on performance. However, we recognize that the SEC currently mandates significant executive compensation disclosure. In some cases, providing information beyond that which is required by the SEC, such as the details of individual employment agreements of employees below the senior level, could create internal personnel tension or put the company at a competitive disadvantage, prompting employee poaching by competitors. Further, it is difficult to see how this information would be beneficial to shareholders. Given these concerns, Glass Lewis typically does not believe that shareholders would benefit from additional disclosure of

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individual compensation packages beyond the significant level that is already required; we therefore typically recommend voting against shareholder proposals seeking such detailed disclosure. We will, however, review each proposal on a case by basis, taking into account the company’s history of aligning executive compensation and the creation of shareholder value.

LINKING PAY WITH PERFORMANCE

Glass Lewis views performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. In our view, an executive’s compensation should be specific to the company and its performance, as well as tied to the executive’s achievements within the company.

However, when firms have inadequately linked executive compensation and company performance we will consider recommending supporting reasonable proposals seeking that a percentage of equity awards be tied to performance criteria. We will also consider supporting appropriately crafted proposals requesting that the compensation committee include multiple performance metrics when setting executive compensation, provided that the terms of the shareholder proposal are not overly prescriptive. Though boards often argue that these types of restrictions unduly hinder their ability to attract talent we believe boards can develop an effective, consistent and reliable approach to remuneration utilizing a wide range (and an appropriate mix) of fixed and performance-based compensation.

RETIREMENT BENEFITS & SEVERANCE

As a general rule, Glass Lewis believes that shareholders should not be involved in the approval of individual severance plans. Such matters should be left to the board’s compensation committee, which can be held accountable for its decisions through the election of its director members.

However, when proposals are crafted to only require approval if the benefit exceeds 2.99 times the amount of the executive’s base salary plus bonus, Glass Lewis typically supports such requests. Above this threshold, based on the executive’s average annual compensation for the most recent five years, the company can no longer deduct severance payments as an expense, and thus shareholders are deprived of a valuable benefit without an offsetting incentive to the executive. We believe that shareholders should be consulted before relinquishing such a right, and we believe implementing such policies would still leave companies with sufficient freedom to enter into appropriate severance arrangements.

Following the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), the SEC proposed rules that would require that public companies hold advisory shareholder votes on compensation arrangements and understandings in connection with merger transactions, also known as “golden parachute” transactions. Effective April 4, 2011, the SEC requires that companies seeking shareholder approval of a merger or acquisition transaction must also provide disclosure of certain “golden parachute” compensation arrangements and, in certain circumstances, conduct a separate shareholder advisory vote to approve golden parachute compensation arrangements.

BONUS RECOUPMENTS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent policies whereby, in the event of a restatement of financial results, the board will review all performance related bonuses and awards made to senior executives during the period covered by a restatement and will, to the extent feasible, recoup such bonuses to the extent that performance goals were not achieved. While the Dodd-Frank Act mandates that all companies adopt clawback policies that will require companies to develop a policy to recover compensation paid to current and former executives erroneously paid during the three year prior to a restatement, the SEC has yet to finalize the relevant rules. As a result, we expect to see shareholder proposals regarding clawbacks in the upcoming proxy season.

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When examining proposals requesting that companies adopt recoupment policies, Glass Lewis will first review any relevant policies currently in place. When the board has already committed to a proper course, and the current policy covers the major tenets of the proposal, we see no need for further action. Further, in some instances, shareholder proposals may call for board action that contravenes legal obligations under existing employment agreements. In other cases proposals may excessively limit the board’s ability to exercise judgment and reasonable discretion, which may or may not be warranted, depending on the specific situation of the company in question. We believe it is reasonable that a mandatory recoupment policy should only affect senior executives and those directly responsible for the company’s accounting errors.

We note that where a company is entering into a new executive employment contract that does not include a clawback provision and the company has had a material restatement in the recent past, Glass Lewis will recommend voting against the responsible members of the compensation committee. The compensation committee has an obligation to shareholders to include reasonable controls in executive contracts to prevent payments in the case of inappropriate behavior.

GOLDEN COFFINS

Glass Lewis does not believe that the payment of substantial, unearned posthumous compensation provides an effective incentive to executives or aligns the interests of executives with those of shareholders. Glass Lewis firmly believes that compensation paid to executives should be clearly linked to the creation of shareholder value. As such, Glass Lewis favors compensation plans centered on the payment of awards contingent upon the satisfaction of sufficiently stretching and appropriate performance metrics. The payment of posthumous unearned and unvested awards should be subject to shareholder approval, if not removed from compensation policies entirely. Shareholders should be skeptical regarding any positive benefit they derive from costly payments made to executives who are no longer in any position to affect company performance.

To that end, we will consider supporting a reasonably crafted shareholder proposal seeking to prohibit, or require shareholder approval of, the making or promising of any survivor benefit payments to senior executives’ estates or beneficiaries. We will not recommend supporting proposals that would, upon passage, violate existing contractual obligations or the terms of compensation plans currently in effect.

RETENTION OF SHARES UNTIL RETIREMENT

We strongly support the linking of executive pay to the creation of long-term sustainable shareholder value and therefore believe shareholders should encourage executives to retain some level of shares acquired through equity compensation programs to provide continued alignment with shareholders. However, generally we do not believe that requiring senior executives to retain all or an unduly high percentage of shares acquired through equity compensation programs following the termination of their employment is the most effective or desirable way to accomplish this goal. Rather, we believe that restricting executives’ ability to exercise all or a supermajority of otherwise vested equity awards until they leave the company may hinder the ability of the compensation committee to both attract and retain executive talent. In our view, otherwise qualified and willing candidates could be dissuaded from accepting employment if he/she believes that his/her compensation could be dramatically affected by financial results unrelated to their own personal performance or tenure at the company. Alternatively, an overly strict policy could encourage existing employees to quit in order to realize the value locked in their incentive awards. As such, we will not typically recommend supporting proposals requiring the retention of significant amounts of equity compensation following termination of employment at target firms.

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Tax Gross-Ups

Tax gross-ups can act as an anti-takeover measure, as larger payouts to executives result in larger gross-ups, which could artificially inflate the ultimate purchase price under a takeover or merger scenario. Additionally, gross-ups can result in opaque compensation packages where shareholders are unlikely to be aware of the total compensation an executive may receive. Further, we believe that in instances where companies have severance agreements in place for executives, payments made pursuant to such arrangements are often large enough to soften the blow of any additional excise taxes. Finally, such payments are not performance based, providing no incentive to recipients and, if large, can be a significant cost to companies.

Given the above, we will typically recommend supporting proposals requesting that a compensation committee adopt a policy that it will not make or promise to make to its senior executives any tax gross-up payments, except those applicable to management employees of the company generally, such as a relocation or expatriate tax equalization policy.

Linking Executive Pay to Environmental and Social Criteria

We recognize that a company’s involvement in environmentally sensitive and labor-intensive industries influences the degree to which a firm’s overall strategy must weigh environmental and social concerns. However, we also understand that the value generated by incentivizing executives to prioritize environmental and social issues is difficult to quantify and therefore measure, and necessarily varies among industries and companies.

When reviewing such proposals seeking to tie executive compensation to environmental or social practices, we will review the target firm’s compliance with (or contravention of) applicable laws and regulations, and examine any history of environmental and social related concerns including those resulting in material investigations, lawsuits, fines and settlements. We will also review the firm’s current compensation policies and practice. However, with respect to executive compensation, Glass Lewis generally believes that such policies should be left to the compensation committee.

Governance

Declassification of the Board

Glass Lewis believes that classified boards (or “staggered boards”) do not serve the best interests of shareholders. Empirical studies have shown that: (i) companies with classified boards may show a reduction in firm value; (ii) in the context of hostile takeovers, classified boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers less return to shareholders; and (iii) companies with classified boards are less likely to receive takeover bids than those with single class boards. Annual election of directors provides increased accountability and requires directors to focus on the interests of shareholders. When companies have classified boards shareholders are deprived of the right to voice annual opinions on the quality of oversight exercised by their representatives.

Given the above, Glass Lewis believes that classified boards are not in the best interests of shareholders and will continue to recommend shareholders support proposals seeking their repeal.

Right of Shareholders to Call a Special Meeting

Glass Lewis strongly believes that shareholders should have the ability to call meetings of shareholders between annual meetings to consider matters that require prompt attention. However, in order to

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prevent abuse and waste of corporate resources by a small minority of shareholders, we believe that shareholders representing at least a sizable minority of shares must support such a meeting prior to its calling. Should the threshold be set too low, companies might frequently be subjected to meetings whose effect could be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. Typically we believe this threshold should not fall below 10-15% of shares, depending on company size.

In our case-by-case evaluations, we consider the following:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin-offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability to act by written consent)

•	Existing ability for shareholders to call a special meeting

Right of Shareholders to Act by Written Consent

Glass Lewis strongly supports shareholders’ right to act by written consent. The right to act by written consent enables shareholders to take action on important issues that arise between annual meetings. However, we believe such rights should be limited to at least the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting.

In addition to evaluating the threshold for which written consent may be used (e.g. majority of votes cast or outstanding), we will consider the following when evaluating such shareholder proposals:

•	Company size

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.)

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin offs, etc.)

•	Existence of anti-takeover protections or other entrenchment devices

•	Opportunities for shareholder action (e.g., ability and threshold to call a special meeting)

•	Existing ability for shareholders to act by written consent

Board Composition

Glass Lewis believes the selection and screening process for identifying suitably qualified candidates

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for a company’s board of directors is one which requires the judgment of many factors, including the balance of skills and talents, the breadth of experience and diversity of candidates and existing board members. Diversity of skills, abilities and points of view can foster the development of a more creative, effective and dynamic board. In general, however, we do not believe that it is in the best interests of shareholders for firms to be beholden to arbitrary rules regarding its board, or committee, composition. We believe such matters should be left to a board’s nominating committee, which is generally responsible for establishing and implementing policies regarding the composition of the board. Members of this committee may be held accountable through the director election process. However, we will consider supporting reasonable, well-crafted proposals to increase board diversity where there is evidence a board’s lack of diversity lead to a decline in shareholder value.

Reimbursement of Solicitation Expenses

Where a dissident shareholder is seeking reimbursement for expenses incurred in waging a contest or submitting a shareholder proposal and has received the support of a majority of shareholders, Glass Lewis generally will recommend in favor of reimbursing the dissident for reasonable expenses. In those rare cases where a shareholder has put his or her own time and money into organizing a successful campaign to unseat a poorly performing director (or directors) or sought support for a shareholder proposal, we feel that the shareholder should be entitled to reimbursement of expenses by other shareholders, via the company. We believe that, in such cases, shareholders express their agreement by virtue of their majority vote for the dissident (or the shareholder proposal) and will share in the expected improvement in company performance.

Majority Vote for the Election of Directors

If a majority vote standard were implemented, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Further, occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests. Glass Lewis will generally support shareholder proposals calling for the election of directors by a majority vote, except for use in contested director elections.

Cumulative Vote for the Election of Directors

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders. However, when a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

Given the above, where a company (i) has adopted a true majority vote standard; (ii) has simultaneously proposed a management-initiated true majority vote standard; or (iii) is simultaneously the target of a true majority vote standard shareholder proposal, Glass Lewis will recommend voting against cumulative voting proposals due to the potential incompatibility of the two election methods.

For companies that have not adopted a true majority voting standard but have adopted some form of

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majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Supermajority Vote Requirements

We believe that a simple majority is appropriate to approve all matters presented to shareholders, and will recommend that shareholders vote accordingly. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. In a takeover context supermajority vote requirements can strongly limit the voice of shareholders in making decisions on crucial matters such as selling the business. These limitations in turn may degrade share value and can reduce the possibility of buyout premiums for shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority of shareholders.

Independent Chairman

Glass Lewis views an independent chairman as better able to oversee the executives and set a pro-shareholder agenda in the absence of the conflicts that a CEO, executive insider, or close company affiliate may face. Separating the roles of CEO and chairman may lead to a more proactive and effective board of directors. The presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. We believe that the separation of these two key roles eliminates the conflict of interest that inevitably occurs when a CEO, or other executive, is responsible for self-oversight. As such, we will typically support reasonably crafted shareholder proposals seeking the installation of an independent chairman at a target company. However, we will not support proposals that include overly prescriptive definitions of “independent.”

Proxy Access

Shareholders have consistently sought mechanisms through which they could secure a meaningful voice in director elections in recent years. While many of these efforts have centered on regulatory changes at the SEC, the United States Congress and the Obama Administration have placed “Proxy Access” in the spotlight of the U.S. Government’s most recent corporate governance-related financial reforms. Regulations allowing or mandating the reimbursement of solicitation expenses for successful board candidates exist and further regulation is pending. A 2009 amendment to the Delaware Corporate Code allows companies to adopt bylaw provisions providing shareholders proxy access.

Further, in July 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, (the “Dodd-Frank Act”). This Act provides the SEC with the authority to adopt rules permitting shareholders to use issuer proxy solicitation materials to nominate director candidates. The SEC received over 500 comments regarding proposed proxy access, some of which questioned the agency’s authority to adopt such a rule. Nonetheless, in August 2010, the SEC adopted final Rule 14a-11, which under certain circumstances, gives shareholders (and shareholder groups) who have collectively held at least 3% of the voting power of a company’s securities continuously for at least three years, the right to nominate up to 25% of a board’s directors and have such nominees included on a company’s ballot and described in its proxy statement. While final Rule 14a-11 was originally scheduled to take effect on November 15, 2010, on October 4, 2010, the SEC announced that it would delay the rule’s implementation following the filing of a lawsuit by the U.S. Chamber Of Commerce and the Business Roundtable. In July 2011, the United States Court of Appeals for the District of Columbia ruled against the SEC based on what it perceived to be the SEC’s failure to fully consider the costs and the benefits of the proxy access rules. On September 6, 2011, the SEC announced that it would not be seeking rehearing

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of the decision. However, while rule 14a-11 was vacated, the U.S. Court of Appeals issued a stay on the “private ordering” amendments to Rule 14a-8, meaning that companies are no longer able to exclude shareholder proposals requesting that they adopt procedures to allow for shareholder nominees to be included in proxy statements (“Statement by SEC Chairman Mary L. Schapiro on Proxy Access Ligation.” SEC Press Release. September 6, 2011).

Glass Lewis will consider supporting well-crafted and reasonable proposals requesting proxy access, as we believe that in some cases, adoption of this provision allows for improved shareholder rights and ensures that shareholders who maintain a long-term interest in the target company have an ability to nominate candidates for the board. Glass Lewis reviews proposals requesting proxy access on a case-by-case basis, and will consider the following in our analysis:

•	Company size;

•	The shareholder proponent and their reasoning for putting forth the proposal at the target company;

•	The percentage ownership requested and holding period requirement;

•	Shareholder base in both percentage of ownership and type of shareholder (e.g., hedge fund, activist investor, mutual fund, pension fund, etc.);

•	Responsiveness of board and management to shareholders evidenced by progressive shareholder rights policies (e.g., majority voting, declassifying boards, etc.) and reaction to shareholder proposals;

•	Company performance and steps taken to improve bad performance (e.g., new executives/ directors, spin-offs, etc.);

•	Existence of anti-takeover protections or other entrenchment devices; and

•	Opportunities for shareholder action (e.g., ability to act by written consent or right to call a special meeting).

ENVIRONMENT

There are significant financial, legal and reputational risks to companies resulting from poor environmental practices or negligent oversight thereof. We believe part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications. Directors should monitor management’s performance in mitigating environmental risks attendant with operations in order to eliminate or minimize the risks to the company and shareholders.

When management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, we believe shareholders should hold directors accountable. When a substantial environmental risk has been ignored or inadequately addressed, we may recommend voting against responsible members of the governance committee, or members of a committee specifically charged with sustainability oversight.

With respect to environmental risk, Glass Lewis believes companies should actively consider their exposure to:

Direct environmental risk: Companies should evaluate financial exposure to direct environmental risks associated with their operations. Examples of direct environmental risks are those associated with

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spills, contamination, hazardous leakages, explosions, or reduced water or air quality, among others. Further, firms should consider their exposure to environmental risks emanating from systemic change over which they may have only limited control, such as insurance companies affected by increased storm severity and frequency resulting from climate change.

Risk due to legislation/regulation: Companies should evaluate their exposure to shifts or potential shifts in environmental regulation that affect current and planned operations. Regulation should be carefully monitored in all jurisdictions within which the company operates. We look closely at relevant and proposed legislation and evaluate whether the company has responded appropriately.

Legal and reputational risk: Failure to take action on important issues may carry the risk of damaging negative publicity and potentially costly litigation. While the effect of high-profile campaigns on shareholder value may not be directly measurable, in general we believe it is prudent for firms to evaluate social and environmental risk as a necessary part in assessing overall portfolio risk.

If there is a clear showing that a company has inadequately addressed these risks, Glass Lewis may consider supporting appropriately crafted shareholder proposals requesting increased disclosure, board attention or, in limited circumstances, specific actions. In general, however, we believe that boards and management are in the best position to address these important issues, and will only rarely recommend that shareholders supplant their judgment regarding operations.

Climate Change and Green House Gas Emission Disclosure

Glass Lewis will consider recommending a vote in favor of a reasonably crafted proposal to disclose a company’s climate change and/or greenhouse gas emission strategies when (i) a company has suffered financial impact from reputational damage, lawsuits and/or government investigations, (ii) there is a strong link between climate change and its resultant regulation and shareholder value at the firm, and/ or (iii) the company has inadequately disclosed how it has addressed climate change risks. Further, we will typically recommend supporting proposals seeking disclosure of greenhouse gas emissions at companies operating in carbon- or energy- intensive industries, such basic materials, integrated oil and gas, iron and steel, transportation, utilities, and construction. We are not inclined, however, to support proposals seeking emissions reductions, or proposals seeking the implementation of prescriptive policies relating to climate change.

Sustainability and other Environmentally-Related Reports

When evaluating requests that a firm produce an environmentally-related report, such as a sustainability report or a report on coal combustion waste or hydraulic fracturing, we will consider, among other things:

•	The financial risk to the company from the firm’s environmental practices and/or regulation;

•	The relevant company’s current level of disclosure;

•	The level of sustainability information disclosed by the firm’s peers;

•	The industry in which the firm operates;

•	The level and type of sustainability concerns/controversies at the relevant firm, if any;

•	The time frame within which the relevant report is to be produced; and

•	The level of flexibility granted to the board in the implementation of the proposal.

In general, we believe that firms operating in extractive industries should produce reports regarding the risks presented by their environmental activities, and will consider recommending a vote for reasonably

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crafted proposals requesting that such a report be produced; however, as with all shareholder proposals, we will evaluate these report requests on a case by case basis.

Oil Sands

The procedure required to extract usable crude from oil sands emits significantly more greenhouse gases than do conventional extraction methods. In addition, development of the oil sands has a deleterious effect on the local environment, such as Canada’s boreal forests which sequester significant levels of carbon. We believe firms should strongly consider and evaluate exposure to financial, legal and reputational risks associated with investment in oil sands.

We believe firms should adequately disclose their involvement in the oil sands, including a discussion of exposure to sensitive political and environmental areas. Firms should broadly outline the scope of oil sands operations, describe the commercial methods for producing oil, and discuss the management of greenhouse gas emissions. However, we believe that detailed disclosure of investment assumptions could unintentionally reveal sensitive information regarding operations and business strategy, which would not serve shareholders’ interest. We will review all proposals seeking increased disclosure of oil sands operations in the above context, but will typically not support proposals seeking cessation or curtailment of operations.

Sustainable Forestry

Sustainable forestry provides for the long-term sustainable management and use of trees and other non-timber forest products. Retaining the economic viability of forests is one of the tenets of sustainable forestry, along with encouraging more responsible corporate use of forests. Sustainable land use and the effective management of land are viewed by some shareholders as important in light of the impact of climate change. Forestry certification has emerged as a way that corporations can address prudent forest management. There are currently several primary certification schemes such as the Sustainable Forestry Initiative (“SFI”) and the Forest Stewardship Council (“FSC”).

There are nine main principles that comprise the SFI: (i) sustainable forestry; (ii) responsible practices; (iii) reforestation and productive capacity; (iv) forest health and productivity; (v) long-term forest and soil productivity; (vi) protection of water resources; (vii) protection of special sites and biodiversity; (viii) legal compliance; and (ix) continual improvement.

The FSC adheres to ten basic principles: (i) compliance with laws and FSC principles; (ii) tenure and use rights and responsibilities; (iii) indigenous peoples’ rights; (iv) community relations and workers’ rights; (v) benefits from the forest; (vi) environmental impact; (vii) management plan; (viii) monitoring and assessment; (ix) maintenance of high conservation value forests; and (x) plantations.

Shareholder proposals regarding sustainable forestry have typically requested that the firm comply with the above SFI or FSC principles as well as to assess the feasibility of phasing out the use of uncertified fiber and increasing the use of certified fiber. We will evaluate target firms’ current mix of certified and uncertified paper and the firms’ general approach to sustainable forestry practices, both absolutely and relative to its peers but will only support proposals of this nature when we believe that the proponent has clearly demonstrated that the implementation of this proposal is clearly linked to an increase in shareholder value.

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SOCIAL ISSUES

Non-Discrimination Policies

Companies with records of poor labor relations may face lawsuits, efficiency-draining turnover, poor employee performance, and/or distracting, costly investigations. Moreover, as an increasing number of companies adopt inclusive EEO policies, companies without comprehensive policies may face damaging recruitment, reputational and legal risks. We believe that a pattern of making financial settlements as a result of lawsuits based on discrimination could indicate investor exposure to ongoing financial risk. Where there is clear evidence of employment practices resulting in negative economic exposure, Glass Lewis may support shareholder proposals addressing such risks.

MacBride Principles

To promote peace, justice and equality regarding employment in Northern Ireland, Dr. Sean MacBride, founder of Amnesty International and Nobel Peace laureate, proposed the following equal opportunity employment principles:

1.	Increasing the representation of individuals from underrepresented religious groups in the workforce including managerial, supervisory, administrative, clerical and technical jobs;

2.	Adequate security for the protection of minority employees both at the workplace and while traveling to and from work;

3.	The banning of provocative religious or political emblems from the workplace;

4.	All job openings should be publicly advertised and special recruitment efforts should be made to attract applicants from underrepresented religious groups;

5.	Layoff, recall, and termination procedures should not, in practice, favor particular religious groupings;

6.	The abolition of job reservations, apprenticeship restrictions, and differential employment criteria, which discriminate on the basis of religion or ethnic origin;

7.

The development of training programs that will prepare substantial numbers of current minority employees for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade, and improve the skills of minority employees;

8.	The establishment of procedures to assess, identify and actively recruit minority employees with potential for further advancement; and

9.	The appointment of senior management staff member to oversee the company’s affirmative action efforts and setting up of timetables to carry out affirmative action principles.

10.

Proposals requesting the implementation of the above principles are typically proposed at firms that operate, or maintain subsidiaries that operate, in Northern Ireland. In each case, we will examine the company’s current equal employment opportunity policy and the extent to which the company has been subject to protests, fines, or litigation regarding discrimination in the workplace, if any. Further, we will examine any evidence of the firm’s specific record of labor concerns in Northern Ireland.

Human Rights

Glass Lewis believes explicit policies set out by companies’ boards of directors on human rights provides

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shareholders with the means to evaluate whether the company has taken steps to mitigate risks from its human rights practices. As such, we believe that it is prudent for firms to actively evaluate risks to shareholder value stemming from global activities and human rights practices along entire supply chains. Findings and investigations of human rights abuses can inflict, at a minimum, reputational damage on targeted companies and have the potential to dramatically reduce shareholder value. This is particularly true for companies operating in emerging market countries in extractive industries and in politically unstable regions. As such, while we typically rely on the expertise of the board on these important policy issues, we recognize that, in some instances, shareholders could benefit from increased reporting or further codification of human rights policies.

Military and Us Government Business Policies

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, we generally do not support resolutions that call for shareholder approval of policy statements for or against government programs, most of which are subject to thorough review by the federal government and elected officials at the national level. We also do not support proposals favoring disclosure of information where similar disclosure is already mandated by law, unless circumstances exist that warrant the additional disclosure.

Foreign Government Business Policies

Where a corporation operates in a foreign country, Glass Lewis believes that the company and board should maintain sufficient controls to prevent illegal or egregious conduct with the potential to decrease shareholder value, examples of which include bribery, money laundering, severe environmental violations or proven human rights violations. We believe that shareholders should hold board members, and in particular members of the audit committee and CEO, accountable for these issues when they face reelection, as these concerns may subject the company to financial risk. In some instances, we will support appropriately crafted shareholder proposals specifically addressing concerns with the target firm’s actions outside its home jurisdiction.

Health Care Reform Principles

Health care reform in the United States has long been a contentious political issue and Glass Lewis therefore believes firms must evaluate and mitigate the level of risk to which they may be exposed regarding potential changes in health care legislation. Over the last several years, Glass Lewis has reviewed multiple shareholder proposals requesting that boards adopt principles for comprehensive health reform, such as the following based upon principles reported by the Institute of Medicine:

•	Health care coverage should be universal;

•	Health care coverage should be continuous;

•	Health care coverage should be affordable to individuals and families;

•	The health insurance strategy should be affordable and sustainable for society; and

•	Health insurance should enhance health and well-being by promoting access to high-quality care that is effective, efficient, safe, timely, patient-centered and equitable.

In general, Glass Lewis believes that individual corporate board rooms are not the appropriate forum in which to address evolving and contentious national policy issues. The adoption of a narrow set of principles could limit the board’s ability to comply with new regulation or to appropriately and flexibly respond to health care issues as they arise. As such, barring a compelling reason to the contrary, we

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typically do not support the implementation of national health care reform principles at the company level.

Tobacco

Glass Lewis recognizes the contentious nature of the production, procurement, marketing and selling of tobacco products. We also recognize that tobacco companies are particularly susceptible to reputational and regulatory risk due to the nature of its operations. As such, we will consider supporting uniquely tailored and appropriately crafted shareholder proposals requesting increased information or the implementation of suitably broad policies at target firms on a case-by-case basis. However, we typically do not support proposals requesting that firms shift away from, or significantly alter, the legal production or marketing of core products.

Reporting Contributions and Political Spending

While corporate contributions to national political parties and committees controlled by federal officeholders are prohibited under federal law, corporations can legally donate to state and local candidates, organizations registered under 26 USC Sec. 527 of the Internal Revenue Code and state-level political committees. There is, however, no standardized manner in which companies must disclose this information. As such, shareholders often must search through numerous campaign finance reports and detailed tax documents to ascertain even limited information. Corporations also frequently use trade associations, which are not required to report funds they receive for or spend on political activity, as a means for corporate political action.

Further, in 2010 the Citizens United v. Federal Election Commission decision by the Supreme Court affirmed that corporations are entitled to the same free speech laws as individuals and that it is legal for a corporation to donate to political causes without monetary limit. While the decision did not remove bans on direct contributions to candidates, companies are now able to contribute indirectly, and substantially, to candidates through political organizations. Therefore, it appears companies will enjoy greater latitude in their political actions by this recent decision.

When evaluating whether a requested report would benefit shareholders, Glass Lewis seeks answers to the following three key questions:

•	Is the Company’s disclosure comprehensive and readily accessible?

•	How does the Company’s political expenditure policy and disclosure compare to its peers?

•	What is the Company’s current level of oversight?

Glass Lewis will consider supporting a proposal seeking increased disclosure of corporate political expenditure and contributions if the firm’s current disclosure is insufficient, or if the firm’s disclosure is significantly lacking compared to its peers. Further, we will typically recommend voting for proposals requesting reports on lobbying or political contributions and expenditures when there is no explicit board oversight or there is evidence of inadequate board oversight. Given that political donations are strategic decisions intended to increase shareholder value and have the potential to negatively affect the company, we believe the board should either implement processes and procedures to ensure the proper use of the funds or closely evaluate the process and procedures used by management. We will also consider supporting such proposals when there is verification, or credible allegations, that the company is mismanaging corporate funds through political donations. If Glass Lewis discovers particularly egregious actions by the company, we will consider recommending voting against the governance committee members or other responsible directors.

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Animal Welfare

Glass Lewis believes that it is prudent for management to assess potential exposure to regulatory, legal and reputational risks associated with all business practices, including those related to animal welfare. A high-profile campaign launched against a company could result in shareholder action, a reduced customer base, protests and potentially costly litigation. However, in general, we believe that the board and management are in the best position to determine policies relating to the care and use of animals. As such, we will typically vote against proposals seeking to eliminate or limit board discretion regarding animal welfare unless there is a clear and documented link between the board’s policies and the degradation of shareholder value.

Internet Censorship

Legal and ethical questions regarding the use and management of the Internet and the worldwide web have been present since access was first made available to the public almost twenty years ago. Prominent among these debates are the issues of privacy, censorship, freedom of expression and freedom of access. Glass Lewis believes that it is prudent for management to assess its potential exposure to risks relating to the internet management and censorship policies. As has been seen at other firms, perceived violation of user privacy or censorship of Internet access can lead to high-profile campaigns that could potentially result in decreased customer bases or potentially costly litigation. In general, however, we believe that management and boards are best equipped to deal with the evolving nature of this issue in various jurisdictions of operation.

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PROXY PAPER GUIDELINES

2012 PROXY SEASON

A N  O V E R V I E W  O F

T H E  G L A S S  L E W I S  A P P R O A C H  T O

I N T E R N A T I O N A L  P R O X Y  A D V I C E

I N T E R N A T I O N A L

Please note: Glass Lewis creates separate proxy voting policies designed specifically for each individual country.

The following is a distillation of the various country-specific policies.

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I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

BOARD COMPOSITION

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

• A director who attends less than 75% of the board and applicable committee meetings.

• A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

• CFO who presently sits on the board.

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• Director who presently sits on an excessive number of boards.

• Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

• Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

• Director with an interlocking directorship.

SLATE ELECTIONS

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

BOARD COMMITTEE COMPOSITION

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

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II. FINANCIAL REPORTING

ACCOUNTS AND REPORTS

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

• When audit fees added to audit-related fees total less than one-half of total fees.

• When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

• When the company has aggressive accounting policies.

• When the company has poor disclosure or lack of transparency in financial statements.

• When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

• When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

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III. COMPENSATION

COMPENSATION REPORT/COMPENSATION POLICY

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

• Gross disconnect between pay and performance;

• Performance goals and metrics are inappropriate or insufficiently challenging;

• Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

• Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

• Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

• Guaranteed bonuses are established;

• There is no clawback policy; or

• Egregious or excessive bonuses, equity awards or severance payments.

LONG TERM INCENTIVE PLANS

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior

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executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

DIRECTOR COMPENSATION

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

LIMITS ON EXECUTIVE COMPENSATION

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV. GOVERNANCE STRUCTURE

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

ANTI-TAKEOVER MEASURES

Poison Pills (Shareholder Rights Plans)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

INCREASE IN AUTHORIZED SHARES

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

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ISSUANCE OF SHARES

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

REPURCHASE OF SHARES

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

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This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues and are not tailored to any specific person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

Copyright © 2011 Glass, Lewis & Co., LLC. All Rights Reserved.

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